Exhibit 99.2
CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
June 30, 2011
(unaudited)
Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
June 30, 2011
(unaudited)
TABLE OF CONTENTS

Disclosures	3-4
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
Consolidated Statements of Cash Flows	7
Funds (Used In) From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available For Distribution (“FAD”) and Other Financial Information	8
Summary Financial Data:
Operating Results	9-10
Capitalization	11
Same Property Analysis	12
Leasing Activity and Occupancy Statistics	13
Tenant and State Concentrations	14
Lease Expirations	15
Properties:
Description	16-21
Carrying Value, Percent Occupied and Base Rent Per Leased Sq. Ft	22-24
Debt Summary	25-27
Joint Venture Properties Managed by Cedar	28-31

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
June 30, 2011
(unaudited)
Disclosures
Forward Looking Statements
Statements made or incorporated by reference in this Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants (including an inability to pay rent, filing for bankruptcy protection, closing stores and/or vacating the premises); the continuing availability of acquisition, development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital (including the availability of construction financing) in the public and private markets; the availability of suitable joint venture partners and potential purchasers of the Company’s properties if offered for sale; the ability of the Company’s joint venture partners to fund their respective shares of property acquisitions, tenant improvements and capital expenditures; changes in interest rates; the fact that returns from acquisition, development and redevelopment activities may not be at expected levels or at expected times; risks inherent in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, changes in governmental regulations relating thereto, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration or termination of current leases and incur applicable required replacement costs; and the financial flexibility of the Company and its joint venture partners to repay or refinance debt obligations when due and to fund tenant improvements and capital expenditures.
Basis of Presentation
The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2010 and Form 10-Q for the quarter ended June 30, 2011.
Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership” or “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At June 30, 2011, the Company owned a 98.0% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis.
The Company had ownership interests in two single-tenant properties in Philadelphia, Pennsylvania, one through a limited partner’s interest in an unconsolidated joint venture and the second 100%-owned, both originally leased to the same tenant which had vacated each of the premises in April 2011. In May and June 2011, the Company reviewed its investment alternatives and determined that it would not be prudent to proceed with the development, sale or lease of the two properties. As a result, as of June 30, 2011, the Company, by agreement and a cash payment, eliminated its ownership interest and wrote off its investment in the joint venture and recorded an impairment charge related to the value of the 100%-owned adjacent property. The carrying value of the assets and liabilities of the 100%-owned property, principally the net book value of the real estate and the related mortgage loans payable to be conveyed to the mortgagee, have been reclassified as “held for sale” on the Company’s consolidated balance sheets. In addition, the property’s results of operations have been classified as “discontinued operations” for all periods presented.

Use of Non-GAAP Financial Measures — Funds (Used In) From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available for Distribution (“FAD”), and Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)
FFO, AFFO and FAD are widely-recognized non-GAAP financial measures for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, are useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO, AFFO and FAD are useful to investors as they capture features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, AFFO and FAD, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO, AFFO and FAD because the Company considers them important supplemental measures of its operating performance and believes that they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Among other things, the Company uses FFO or an adjusted FFO-based measure (1) as a criterion to determine performance-based bonuses for members of senior management, (2) in performance comparisons with other shopping center REITs, and (3) to measure compliance with certain financial covenants under the terms of the Company’s secured revolving credit facilities.
The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to the Company’s common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). The Company calculates (a) AFFO by further adjusting FFO to exclude the pro rata share of straight-line rents, amortization of intangible lease liabilities, non-real estate amortization, and stock-based compensation, included in operations, and (b) FAD by further adjusting AFFO to exclude routine capital expenditures and scheduled debt amortization payments.
FFO, AFFO and FAD do not represent cash generated from operating activities and should not be considered as alternatives to net income attributable to the Company’s common shareholders or to cash flow from operating activities. FFO, AFFO and FAD are not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO, AFFO and FAD are measures used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computations of FFO, AFFO and FAD may vary from one company to another.
EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by adjusting income from continuing operations (determined in accordance with GAAP), excluding interest expense and amortization of deferred financing costs, depreciation and amortization, terminated projects and acquisition transaction costs, impairment charges, gains on incidental sales of real estate, and mark-to-market adjustments relating to stock-based compensation. The ratios of EBITDA to fixed charges and pro rata debt to EBITDA are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.

CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2011	2011	2010	2010	2010
Assets:
Real estate:
Land	$337,810,000	$334,799,000	$325,138,000	$325,229,000	$326,224,000
Buildings and improvements	1,296,924,000	1,290,321,000	1,246,979,000	1,242,008,000	1,236,824,000

	1,634,734,000	1,625,120,000	1,572,117,000	1,567,237,000	1,563,048,000
Less accumulated depreciation	(207,895,000)	(197,837,000)	(188,233,000)	(179,385,000)	(169,154,000)

Real estate, net	1,426,839,000	1,427,283,000	1,383,884,000	1,387,852,000	1,393,894,000

Real estate held for sale/conveyance	51,175,000	72,991,000	88,348,000	117,131,000	117,832,000
Investment in unconsolidated joint ventures	46,060,000	50,324,000	52,466,000	44,029,000	27,066,000

Cash and cash equivalents	13,426,000	15,469,000	14,166,000	12,142,000	13,794,000
Restricted cash	14,340,000	14,262,000	12,493,000	11,617,000	12,828,000
Receivables:
Rents and other tenant receivables, net	8,914,000	10,389,000	7,048,000	9,485,000	8,814,000
Straight-line rents	16,546,000	16,097,000	15,669,000	15,490,000	15,310,000
Loans and other receivables	7,952,000	3,193,000	2,563,000	750,000	750,000
Joint venture settlements	3,016,000	2,796,000	6,036,000	8,783,000	5,396,000
Other assets	8,925,000	7,966,000	9,676,000	11,819,000	7,271,000
Deferred charges, net:
Lease origination costs	16,632,000	16,004,000	16,101,000	15,890,000	16,339,000
Financing costs	8,309,000	9,451,000	10,434,000	10,828,000	15,053,000
Other	959,000	575,000	1,551,000	1,288,000	1,405,000
Assets relating to real estate held for sale/conveyance	2,322,000	1,847,000	2,052,000	—	—

Total assets	$1,625,415,000	$1,648,647,000	$1,622,487,000	$1,647,104,000	$1,635,752,000

Liabilities and equity:
Mortgage loans payable	$684,118,000	$685,116,000	$659,203,000	$650,645,000	$652,577,000
Mortgage loans payable — real estate held for sale/conveyance	42,951,000	48,099,000	48,313,000	40,160,000	40,335,000
Secured revolving credit facilities	167,097,000	154,597,000	132,597,000	126,446,000	167,841,000
Accounts payable and accrued expenses	16,752,000	14,009,000	17,811,000	20,066,000	20,654,000
Tenant prepayments and security deposits	8,532,000	9,126,000	9,573,000	8,343,000	6,986,000
Deferred compensation plans	3,721,000	—	—	—	—
Accrued interest rate swap liabilities	1,441,000	1,451,000	1,642,000	1,926,000	1,789,000
Unamortized intangible lease liabilities	44,092,000	45,027,000	46,453,000	47,823,000	50,014,000
Liabilities relating to real estate held for sale/conveyance	1,416,000	1,413,000	1,371,000	2,756,000	2,866,000

Total liabilities	970,120,000	958,838,000	916,963,000	898,165,000	943,062,000

Limited partners’ interest in Operating Partnership	5,325,000	6,817,000	7,053,000	8,473,000	10,888,000

Equity:
Preferred stock	158,575,000	158,575,000	158,575,000	158,575,000	88,750,000
Common stock	4,080,000	4,051,000	3,991,000	3,962,000	3,906,000
Treasury stock	(10,856,000)	(10,398,000)	(10,367,000)	(10,419,000)	(10,521,000)
Additional paid-in capital	718,015,000	715,702,000	712,548,000	708,310,000	705,314,000
Cumulative distributions in excess of net income	(283,400,000)	(249,636,000)	(231,275,000)	(188,336,000)	(175,628,000)
Accumulated other comprehensive loss	(2,997,000)	(3,112,000)	(3,406,000)	(3,924,000)	(4,082,000)

	583,417,000	615,182,000	630,066,000	668,168,000	607,739,000
Minority interest in consolidated joint ventures	60,299,000	61,736,000	62,050,000	65,237,000	66,957,000
Limited partners’ interest in Operating Partnership	6,254,000	6,074,000	6,355,000	7,061,000	7,106,000

Noncontrolling interests	66,553,000	67,810,000	68,405,000	72,298,000	74,063,000

Total equity	649,970,000	682,992,000	698,471,000	740,466,000	681,802,000

Total liabilities and equity	$1,625,415,000	$1,648,647,000	$1,622,487,000	$1,647,104,000	$1,635,752,000

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Operations

	Three months ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2011	2011	2010	2010	2010
Revenues:
Rents:
Base rents	$28,575,000	$28,621,000	$27,381,000	$26,991,000	$27,579,000
Percentage rents	196,000	266,000	477,000	298,000	212,000
Straight-line rents	459,000	480,000	208,000	169,000	609,000
Amortization of intangible lease liabilities	1,500,000	1,398,000	1,557,000	1,889,000	2,588,000

	30,730,000	30,765,000	29,623,000	29,347,000	30,988,000
Expense recoveries	6,776,000	9,456,000	7,040,000	6,698,000	6,718,000
Other	793,000	706,000	1,880,000	1,604,000	283,000

	38,299,000	40,927,000	38,543,000	37,649,000	37,989,000

Expenses:
Operating, maintenance and management	7,035,000	10,585,000	8,350,000	7,093,000	6,840,000
Real estate and other property- related taxes	4,849,000	4,962,000	4,756,000	4,821,000	4,844,000

	11,884,000	15,547,000	13,106,000	11,914,000	11,684,000

Net operating income	26,415,000	25,380,000	25,437,000	25,735,000	26,305,000

Other income (expense):
General and administrative	(2,691,000)	(2,525,000)	(2,799,000)	(2,421,000)	(2,106,000)
Acquisition transaction costs and terminated projects	(73,000)	(1,169,000)	(593,000)	(2,043,000)	(2,000)
Management transition charges	(6,350,000)	(180,000)	—	—	—
Impairments	—	—	(221,000)	(155,000)	(562,000)
Depreciation and amortization	(10,917,000)	(10,333,000)	(9,647,000)	(10,997,000)	(11,222,000)
Interest expense	(11,389,000)	(11,215,000)	(10,687,000)	(10,853,000)	(11,536,000)
Amortization of deferred financing and other costs	(1,202,000)	(1,199,000)	(1,406,000)	(1,743,000)	(1,479,000)
Capitalization of interest expense and financing costs	818,000	324,000	331,000	597,000	723,000
Accelerated write-off of deferred financing costs	—	—	—	(2,552,000)	—
Interest income	106,000	78,000	13,000	6,000	5,000
Unconsolidated joint ventures:
Equity in income (loss) of unconsolidated joint ventures	34,000	791,000	(63,000)	(288,000)	479,000
Write-off of investment	(7,961,000)	—	—	—	—
Gain on sale of land parcel	—	28,000	—	—	—

(Loss) income before discontinued operations	(13,210,000)	(20,000)	365,000	(4,714,000)	605,000

Discontinued operations:
Income (loss) from operations	265,000	1,213,000	(98,000)	257,000	(157,000)
Impairment charges	(12,258,000)	(10,286,000)	(36,253,000)	(34,000)	(2,990,000)
Gain (loss) on sales	474,000	—	—	—	(5,000)

Total discontinued operations	(11,519,000)	(9,073,000)	(36,351,000)	223,000	(3,152,000)

Net loss	(24,729,000)	(9,093,000)	(35,986,000)	(4,491,000)	(2,547,000)

Less, net loss attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	22,000	25,000	1,807,000	194,000	87,000
Limited partners’ interest in consolidated OP	579,000	260,000	794,000	196,000	178,000

Total net loss (income) attributable to noncontrolling interests	601,000	285,000	2,601,000	390,000	265,000

Net loss attributable to Cedar Shopping Centers, Inc.	(24,128,000)	(8,808,000)	(33,385,000)	(4,101,000)	(2,282,000)

Preferred distribution requirements	(3,540,000)	(3,501,000)	(3,579,000)	(2,679,000)	(1,969,000)

Net loss attributable to common shareholders	$(27,668,000)	$(12,309,000)	$(36,964,000)	$(6,780,000)	$(4,251,000)

Per common share (basic and diluted):
Continuing operations	$(0.24)	$(0.05)	$(0.01)	$(0.10)	$(0.02)
Discontinued operations	$(0.17)	$(0.13)	$(0.55)	$0.00	$(0.05)

	$(0.41)	$(0.18)	$(0.56)	$(0.10)	$(0.07)

Weighted average number of common shares outstanding	68,099,000	67,227,000	66,374,000	65,835,000	64,434,000

Net operating income/Revenues	69%	62%	66%	68%	69%
Expense recovery percentage (a)	71%	73%	74%	72%	71%

(a)
The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude (i) non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $712,000 $908,000, $1,315,000, $886,000 and $583,000, respectively, and (ii) unallocated property and construction management compensation and benefits (including stock-based compensation).

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Cash Flows

	Three months ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2011	2011	2010	2010	2010
Cash flow from operating activities:
Net loss	$(24,729,000)	$(9,093,000)	$(35,986,000)	$(4,491,000)	$(2,547,000)
Adjustments to reconcile net loss to net cash provided by operating activities:
Equity in (income) loss of unconsolidated joint ventures	(34,000)	(791,000)	63,000	288,000	(479,000)
Distributions from unconsolidated joint ventures	178,000	379,000	60,000	211,000	428,000
Write off of joint venture investment and other	7,961,000	—	199,000	177,000	562,000
Acquisition transaction costs and terminated projects	73,000	1,169,000	—	31,000	2,000
Impairment charges — discontinued operations	12,258,000	10,286,000	36,253,000	34,000	2,990,000
Gain on sales of real estate	(474,000)	(28,000)	—	—	5,000
Straight-line rents receivable	(479,000)	(519,000)	(232,000)	(198,000)	(637,000)
Provision for doubtful accounts	712,000	1,053,000	1,468,000	966,000	860,000
Depreciation and amortization	11,007,000	10,459,000	10,820,000	11,891,000	12,373,000
Amortization of intangible lease liabilities	(1,518,000)	(1,477,000)	(1,676,000)	(2,051,000)	(3,092,000)
Amortization (including accelerated write off) and market price adjustments relating to stock-based compensation	2,299,000	829,000	911,000	832,000	21,000
Amortization of deferred financing costs	1,137,000	1,006,000	1,489,000	1,605,000	1,286,000
Accelerated write-off of deferred financing costs	—	—	—	2,522,000	—
Increases/decreases in operating assets and liabilities:
Rents and other tenant receivables, net	(3,000)	(4,402,000)	952,000	(1,643,000)	1,023,000
Joint venture settlements	(105,000)	231,000	2,388,000	(1,457,000)	(453,000)
Prepaid expenses and other	825,000	(1,208,000)	1,329,000	(4,698,000)	2,369,000
Accounts payable and accrued expenses	228,000	(3,664,000)	(158,000)	2,545,000	(1,140,000)

Net cash provided by operating activities	9,336,000	4,230,000	17,880,000	6,564,000	13,571,000

Cash flow from investing activities:
Expenditures for real estate and improvements	(9,575,000)	(53,583,000)	(9,281,000)	(5,362,000)	(7,483,000)
Net proceeds from transfers to unconsolidated joint venture, less cash at dates of transfer	(115,000)	3,009,000	—	—	19,634,000
Net proceeds from sales of real estate	5,833,000	5,744,000	605,000	—	—
Investments in and advances to unconsolidated joint ventures	(4,183,000)	—	(21,427,000)	(25,712,000)	—
Distributions of capital from unconsolidated joint ventures	441,000	2,555,000	13,777,000	6,166,000	1,559,000
Increase in loans and other receivables	(4,729,000)	—	(2,563,000)	—	—
Construction escrows and other	(684,000)	(1,141,000)	(1,906,000)	(101,000)	116,000

Net cash (used in) provided by investing activities	(13,012,000)	(43,416,000)	(20,795,000)	(25,009,000)	13,826,000

Cash flow from financing activities:
Net advances/(repayments) from/(to) revolving credit facilities	12,500,000	22,000,000	6,151,000	(41,395,000)	(39,250,000)
Proceeds from mortgage financings	1,191,000	28,100,000	10,712,000	30,000	9,543,000
Mortgage repayments	(2,361,000)	(2,401,000)	(2,350,000)	(2,137,000)	(5,544,000)
Payments of debt financing costs	—	—	(884,000)	(143,000)	(755,000)
Noncontrolling interests:
Contributions from consolidated joint venture minority interests	269,000	—	—	—	—
Distributions to consolidated joint venture minority interests	(1,684,000)	(289,000)	(1,380,000)	(1,526,000)	(660,000)
Distributions to limited partners	(128,000)	(127,000)	(128,000)	(173,000)	(173,000)
Redemptions of OP units	—	—	(609,000)	(2,349,000)	(418,000)
Net proceeds from sales of preferred and common stock	1,492,000	2,807,000	2,952,000	72,383,000	5,686,000
Exercise of warrant	—	—	—	—	10,000,000
Preferred stock distributions	(3,550,000)	(3,549,000)	(3,550,000)	(1,969,000)	(1,969,000)
Distributions to common shareholders	(6,096,000)	(6,052,000)	(5,975,000)	(5,928,000)	(5,846,000)

Net cash provided by (used in) financing activities	1,633,000	40,489,000	4,939,000	16,793,000	(29,386,000)

Net (decrease) increase in cash and cash equivalents	(2,043,000)	1,303,000	2,024,000	(1,652,000)	(1,989,000)
Cash and cash equivalents at beginning of period	15,469,000	14,166,000	12,142,000	13,794,000	15,783,000

Cash and cash equivalents at end of period	$13,426,000	$15,469,000	$14,166,000	$12,142,000	$13,794,000

CEDAR SHOPPING CENTERS, INC.
Funds (Used In) From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available For Distribution (“FAD”) and Other Financial Information

	At of for the three months ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2011	2011	2010	2010	2010
Net loss attributable to the Company’s common shareholders	$(27,668,000)	$(12,309,000)	$(36,964,000)	$(6,780,000)	$(4,251,000)
Add (deduct):
Real estate depreciation and amortization	10,903,000	10,410,000	10,793,000	11,831,000	12,327,000
Noncontrolling interests:
Limited partners’ interest	(579,000)	(260,000)	(794,000)	(196,000)	(178,000)
Minority interests in consolidated joint ventures	(22,000)	(25,000)	(1,807,000)	(194,000)	(87,000)
Minority interests’ share of FFO applicable to consolidated joint ventures	(1,237,000)	(1,336,000)	360,000	(1,340,000)	(1,686,000)
Gain on sales of discontinued operations and other real estate (a)	(474,000)	(28,000)	—	—	5,000
Equity in loss (income) of unconsolidated joint ventures	(34,000)	(791,000)	63,000	288,000	(479,000)
FFO from unconsolidated joint ventures	1,182,000	1,882,000	1,230,000	146,000	834,000

Funds (Used in) From Operations (“FFO”)	(17,929,000)	(2,457,000)	(27,119,000)	3,755,000	6,485,000

Add (deduct) the pro rata share of:
Straight-line rents	(452,000)	(475,000)	(245,000)	(150,000)	(531,000)
Amortization of intangible lease liabilities	(1,463,000)	(1,371,000)	(1,264,000)	(1,957,000)	(2,484,000)
Non-real estate amortization	1,162,000	1,080,000	1,520,000	1,610,000	1,293,000
Accelerated write-off of deferred financing costs	—	—	—	2,552,000	—
Stock-based compensation charged to operations	236,000	829,000	896,000	853,000	—
Management transition charges	6,350,000	180,000	—	—	—
Impairment charges — discontinued operations (a)	12,019,000	10,119,000	34,057,000	34,000	2,994,000
Impairment charges — RioCan, net (b)	—	—	221,000	155,000	562,000
Acquisition transaction costs — unconsolidated Cedar/RioCan joint venture	91,000	14,000	925,000	773,000	—
Write off of joint venture interest, acquisition transaction costs and terminated projects (c)	8,034,000	1,169,000	888,000	2,043,000	2,000

Adjusted Funds From Operations (“AFFO”)	8,048,000	9,088,000	9,879,000	9,668,000	8,321,000

Capital expenditures, tenant improvements, and leasing commissions — second generation (d)	(644,000)	(409,000)	(1,081,000)	(1,321,000)	(954,000)
Scheduled mortgage repayments — carrying value amounts	(1,960,000)	(1,945,000)	(2,236,000)	(1,983,000)	(1,836,000)

Funds Available for Distribution (“FAD”)	$5,444,000	$6,734,000	$6,562,000	$6,364,000	$5,531,000

FFO per common share, assuming OP Unit conversion (basic and diluted):	$(0.26)	$(0.04)	$(0.40)	$0.06	$0.10

AFFO per common share, assuming OP Unit conversion (basic and diluted):	$0.12	$0.13	$0.15	$0.14	$0.13

FAD per common share, assuming OP Unit conversion (basic and diluted):	$0.08	$0.10	$0.10	$0.09	$0.08

Weighted average number of common shares outstanding (basic):
Common shares	68,099,000	67,227,000	66,374,000	65,835,000	64,434,000
OP Units	1,415,000	1,415,000	1,435,000	1,892,000	1,945,000

	69,514,000	68,642,000	67,809,000	67,727,000	66,379,000

Weighted average number of common shares outstanding (diluted):
Common shares	68,099,000	67,227,000	66,374,000	65,835,000	64,486,000
OP Units	1,415,000	1,415,000	1,435,000	1,892,000	1,945,000

	69,514,000	68,642,000	67,809,000	67,727,000	66,431,000

End of period number of common shares outstanding:
Common shares	68,002,000	67,517,000	66,520,000	66,035,000	65,104,000
OP Units	1,415,000	1,415,000	1,415,000	1,535,000	1,928,000

	69,417,000	68,932,000	67,935,000	67,570,000	67,032,000

Other Financial Information (Pro Rata Share):
Capital expenditures, tenant improvements, and leasing commissions — first generation (e)	$8,567,000	$3,983,000	$8,365,000	$3,659,000	$7,005,000

Capitalized interest and financing costs	$818,000	$324,000	$332,000	$597,000	$723,000

Scheduled mortgage repayments — stated contract amounts	$1,820,000	$1,848,000	$2,106,000	$1,837,000	$1,739,000

NOI attributable to RioCan properties prior to contribution	$—	$—	$—	$—	$558,000

Projects under development, land held for future expansion and development, and other real estate out of service (at cost)(f)	$77,897,000	$58,214,000	$62,611,000	$84,831,000	$105,964,000

(a)	Gain on sales/impairment charges related to properties sold or treated as “held for sale”.

(b)	Impairment charges, net, related to the initial seven properties transferred to the Cedar/RioCan joint venture.

(c)	The December 31, 2010 and the September 30, 2010 amounts are principally fees paid to the Company’s investment advisor related to the Cedar/RioCan joint venture

(d)	Second generation refers to expenditures related to stabilized properties.

(e)	First generation refers to expenditures related to development/redevelopment activities.

(f)	Real estate out of service includes the applicable portions of development/redevelopment and expansion properties.

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Operating Results

	As of for the three months ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2011	2011	2010	2010	2010
Revenues:

Revenues of managed properties excluding non-cash revenues (a)	$51,464,000	$54,832,000	$51,709,000	$41,967,000	$39,474,000
Less consolidated joint ventures	(4,080,000)	(4,308,000)	(4,181,000)	(4,232,000)	(4,243,000)
Less unconsolidated Cedar/RioCan joint venture	(12,237,000)	(12,779,000)	(12,109,000)	(5,204,000)	(3,849,000)

Cedar share of revenues excluding non-cash items	35,147,000	37,745,000	35,419,000	32,531,000	31,382,000
Pro-rata share straight-line rents	452,000	475,000	245,000	150,000	531,000
Pro-rata share amortization of intangible lease liabilities	1,463,000	1,371,000	1,264,000	1,957,000	2,484,000

Cedar share of total revenues	37,062,000	39,591,000	36,928,000	34,638,000	34,397,000
Revenues attributable to consolidated joint ventures (b)	4,296,000	4,531,000	4,642,000	4,373,000	4,624,000
Less revenues attributable to unconsolidated Cedar/RioCan joint venture (c)	(3,059,000)	(3,195,000)	(3,027,000)	(1,362,000)	(1,032,000)

Total — As reported	$38,299,000	$40,927,000	$38,543,000	$37,649,000	$37,989,000

Net Operating Income (“NOI”)
NOI of managed properties excluding non-cash revenues	$34,966,000	$33,586,000	$34,561,000	$28,309,000	$26,064,000
Less consolidated joint ventures	(2,960,000)	(2,987,000)	(3,059,000)	(2,942,000)	(3,036,000)
Less unconsolidated Cedar/RioCan joint venture	(8,665,000)	(8,124,000)	(8,693,000)	(3,803,000)	(2,695,000)

Cedar share of NOI excluding non-cash items	23,341,000	22,475,000	22,809,000	21,564,000	20,333,000
Pro-rata share straight-line rents	452,000	475,000	245,000	150,000	531,000
Pro-rata share amortization of intangible lease liabilities	1,463,000	1,371,000	1,264,000	1,957,000	2,484,000
Stock-based compensation mark-to-market adjustments	321,000	72,000	(46,000)	(7,000)	284,000

Cedar share of total NOI	25,577,000	24,393,000	24,272,000	23,664,000	23,632,000
NOI attributable to consolidated joint ventures (b)	3,176,000	3,210,000	3,520,000	3,083,000	3,417,000
Less NOI attributable to unconsolidated Cedar/RioCan joint venture (c)	(2,338,000)	(2,223,000)	(2,355,000)	(1,012,000)	(744,000)

Total — As reported	$26,415,000	$25,380,000	$25,437,000	$25,735,000	$26,305,000

Net (loss) income — common shareholders
Net income excluding impairments and certain non-cash charges	$(2,253,000)	$(750,000)	$(1,367,000)	$(1,210,000)	$(1,485,000)

Accelerated write-off of deferred financing costs	—	—	—	(2,552,000)	—
Management transition charges	(6,350,000)	(180,000)	—	—	—
Non-recurring and unusual items (e)	(20,144,000)	(11,427,000)	(36,266,000)	(3,180,000)	(3,733,000)
Employee termination costs	—	(345,000)	—	—	—
Stock-based compensation mark-to-market adjustments	551,000	150,000	(101,000)	2,000	884,000
Limited partners’ interest in above items	528,000	243,000	770,000	160,000	83,000

	(25,415,000)	(11,559,000)	(35,597,000)	(5,570,000)	(2,766,000)

Total — As reported	$(27,668,000)	$(12,309,000)	$(36,964,000)	$(6,780,000)	$(4,251,000)

Per common share/OP unit (basic and diluted):
Net income excluding impairment and certain non-cash charges	$(0.03)	$(0.01)	$(0.02)	$(0.02)	$(0.02)
Acquisition transaction costs, impairments and certain non-cash charges	(0.38)	$(0.17)	(0.54)	(0.08)	(0.05)

Total — As reported per share	$(0.41)	$(0.18)	$(0.56)	$(0.10)	$(0.07)

FFO
FFO before non-cash revenues:
Consolidated properties	$6,099,000	$7,499,000	$7,739,000	$7,378,000	$7,526,000
Cedar/RioCan properties prior to transfer	—	—	—	—	153,000

	6,099,000	7,499,000	7,739,000	7,378,000	7,679,000
Straight-line rents	452,000	475,000	245,000	150,000	531,000
Amortization of intangible lease liabilities	1,463,000	1,371,000	1,264,000	1,957,000	2,484,000

FFO excluding the following non-recurring adjustments	8,014,000	9,345,000	9,248,000	9,485,000	9,334,000

Accelerated write-off of deferred financing costs	—	—	—	(2,552,000)	—
Management transition charges	(6,350,000)	(180,000)	—	—	—
Employee termination costs	—	(345,000)	—	—	—
Stock-based compensation mark-to-market adjustments	551,000	150,000	(101,000)	2,000	884,000
Non-recurring and unusual items (e)	(20,144,000)	(11,427,000)	(36,266,000)	(3,180,000)	(3,733,000)

	(25,943,000)	(11,802,000)	(36,367,000)	(5,730,000)	(2,849,000)

Total — As reported	$(17,929,000)	$(2,457,000)	$(27,119,000)	$3,755,000	$6,485,000

Per common share/OP unit (basic and diluted) (d):
FFO excluding impairments and stock-based compensation mark-to-market adjustments	$0.12	$0.14	$0.14	$0.14	$0.14
Non-recurring and unusual items (e)	$(0.38)	(0.18)	(0.54)	(0.08)	(0.04)

Total — As reported	$(0.26)	$(0.04)	$(0.40)	$0.06	$0.10

Dividends to common shareholders	$6,096,000	$6,052,000	$5,975,000	$5,928,000	$5,846,000
Per common share	$0.09	$0.09	$0.09	$0.09	$0.09

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Operating Results

Notes:

(a)
Includes (1) amounts applicable to 100%-owned properties , (2) the Company’s pro rata share of amounts applicable to consolidated joint venture properties, and (3) the Company’s pro rata share of amounts applicable to the Cedar/RioCan joint venture properties.

(b)	Partners’ pro rata share of amounts applicable to consolidated joint venture properties.

(c)	Removes the Company’s pro rata share of amounts applicable to the Cedar/RioCan joint venture properties included in (a) above.

(d)	See page 8 for the weighted average number of common shares outstanding used in the computation of per share amounts.

(e)	Includes, where appropriate, impairments, management transition charges, write off of investment in unconsolidated joint venture, acquisition transactions costs, and/or terminated projects

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Capitalization

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2011	2011	2010	2010	2010
Market Capitalization (end of period)
Equity
Preferred Stock
Shares	6,400,000	6,400,000	6,400,000	3,550,000	3,550,000
Closing market price	$25.10	$25.05	$25.18	$25.76	$24.90

	$160,640,000	$160,320,000	$161,152,000	$91,448,000	$88,395,000
Common Stock
Common shares	68,002,000	67,517,000	66,520,000	66,035,000	65,104,000
OP Units	1,415,000	1,415,000	1,415,000	1,535,000	1,928,000

	69,417,000	68,932,000	67,935,000	67,570,000	67,032,000
Closing market price	$5.15	$6.03	$6.29	$6.08	$6.02

	$357,498,000	$415,660,000	$427,311,000	$410,826,000	$403,533,000

Sub-total equity	$518,138,000	$575,980,000	$588,463,000	$502,274,000	$491,928,000

Debt:
Fixed-rate mortgages	599,350,000	601,556,000	575,635,000	567,074,000	569,030,000
Variable-rate mortgages	84,768,000	83,560,000	83,568,000	83,571,000	83,547,000

	684,118,000	685,116,000	659,203,000	650,645,000	652,577,000
Secured revolving credit facilities	167,097,000	154,597,000	132,597,000	126,446,000	167,841,000

Total outstanding debt — consolidated	851,215,000	839,713,000	791,800,000	777,091,000	820,418,000
Add (deduct) pro rata share attributable to:
Unconsolidated Cedar/RioCan joint venture	63,859,000	60,630,000	58,680,000	45,761,000	18,668,000
Consolidated joint venture minority interests	(114,919,000)	(115,180,000)	(115,457,000)	(115,720,000)	(115,968,000)

Pro rata share of outstanding debt	800,155,000	785,163,000	735,023,000	707,132,000	723,118,000

Total market capitalization	$1,318,293,000	$1,361,143,000	$1,323,486,000	$1,209,406,000	$1,215,046,000

Ratio of pro rata share of outstanding debt to total market capitalization	60.7%	57.7%	55.5%	58.5%	59.5%

Financial statement capitalization (end of period):
Limited partners’ interest in Operating Partnership	$11,579,000	$12,891,000	$13,408,000	$15,534,000	$17,994,000
Cedar Shopping Centers, Inc. shareholders’ equity	583,417,000	615,182,000	630,066,000	668,168,000	607,739,000

	594,996,000	628,073,000	643,474,000	683,702,000	625,733,000
Pro rata share of total debt, per above	800,155,000	785,163,000	735,023,000	707,132,000	723,118,000

Total financial statement capitalization	$1,395,151,000	$1,413,236,000	$1,378,497,000	$1,390,834,000	$1,348,851,000

Ratio of pro rata share of outstanding debt to total financial statement capitalization	57.4%	55.6%	53.3%	50.8%	53.6%

Weighted average interest rates:
Fixed-rate mortgages	5.8%	5.8%	5.8%	5.8%	5.8%
Variable-rate mortgages	4.1%	4.1%	4.1%	3.4%	3.4%
Total mortgages	5.6%	5.6%	5.6%	5.5%	5.5%
Secured variable-rate revolving credit facilities	3.6%	3.5%	3.2%	3.0%	4.0%
Total debt	5.2%	5.2%	5.2%	5.1%	5.2%

Earnings before interest, taxes, depreciation and amortization (“EBITDA”)
(Loss) income from continuing operations	$(13,210,000)	$(20,000)	$365,000	$(4,714,000)	$605,000
Add (deduct):
Interest expense and amortization of financing costs, net	11,773,000	12,090,000	11,762,000	11,999,000	12,292,000
Accelerated write-off of deferred financing costs	—	—	—	2,552,000	—
Depreciation and amortization	10,917,000	10,333,000	9,647,000	10,997,000	11,222,000
Stock-based compensation mark-to-market adjustments	(551,000)	(150,000)	101,000	(2,000)	(884,000)
Write off of investment in unconsolidated joint venture and other	7,961,000	—	221,000	155,000	562,000
Management transition charges	6,350,000	180,000	—	—	—
Acquisition transaction costs and terminated projects, net	73,000	1,169,000	593,000	2,043,000	2,000
Minority interests share of consolidated joint venture EBITDA	(3,176,000)	(3,210,000)	(3,520,000)	(3,082,000)	(3,407,000)
Pro-rata share attributable to Cedar/RioCan joint venture:
Acquisition transaction costs	91,000	14,000	925,000	773,000	—
Depreciation and amortization	1,035,000	1,180,000	1,222,000	370,000	293,000
Interest expense	938,000	1,123,000	682,000	407,000	218,000

EBITDA	$22,201,000	$22,709,000	$21,998,000	$21,498,000	$20,903,000

Fixed charges:
Interest expense	$11,389,000	$11,215,000	$10,687,000	$10,853,000	$11,536,000
Interest expense — consolidated minority interests	(1,661,000)	(1,647,000)	(1,687,000)	(1,706,000)	(1,695,000)
Interest expense — unconsolidated Cedar/RioCan joint venture	938,000	1,123,000	682,000	407,000	218,000
Preferred dividend requirements	3,540,000	3,501,000	3,579,000	2,679,000	1,969,000

Fixed charges	$14,206,000	$14,192,000	$13,261,000	$12,233,000	$12,028,000

Ratio of EBITDA to fixed charges	1.6 x	1.6 x	1.7 x	1.8 x	1.7 x

Debt to EBITDA

Pro rata share of outstanding debt	$800,155,000	$785,163,000	$735,023,000	$707,132,000	$723,118,000

EBITDA annualized	$88,804,000	$90,836,000	$87,992,000	$85,992,000	$83,612,000
Add (deduct) impact resulting from:
Adjustments to annualize results of properties acquired during the period	—	711,000	842,000	2,685,000	—
Results from Cedar/RioCan joint venture properties prior to transfer	—	—	—	—	(2,232,000)

EBITDA annualized	$88,804,000	$91,547,000	$88,834,000	$88,677,000	$81,380,000

Ratio of debt to EBITDA	9.0 x	8.6 x	8.3 x	8.0 x	8.9 x

CEDAR SHOPPING CENTERS, INC.
Same Property Analysis

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010

The number of properties that were owned throughout each of the comparative periods	87	87	87	87

Revenues:
Rents:
Base rents	$25,529,000	$25,137,000	$51,212,000	$50,052,000
Percentage rents	138,000	183,000	352,000	394,000
Straight-line rents	434,000	500,000	871,000	1,302,000
Amortization of intangible lease liabilities	1,391,000	1,937,000	2,505,000	3,767,000

	27,492,000	27,757,000	54,940,000	55,515,000
Expense recoveries (a)	5,997,000	6,037,000	14,479,000	14,233,000
Other	96,000	34,000	241,000	80,000

Total revenues	33,585,000	33,828,000	69,660,000	69,828,000

Operating expenses (a):
Operating, maintenance and management	4,881,000	4,831,000	12,783,000	11,817,000
Real estate and other property-related taxes	4,010,000	3,989,000	8,042,000	7,957,000

Total expenses	8,891,000	8,820,000	20,825,000	19,774,000

Net operating income (“NOI”)	$24,694,000	$25,008,000	$48,835,000	$50,054,000

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	$22,869,000	$22,571,000	$45,459,000	$44,985,000
Straight-line rents and amortization of intangible lease liabilities	1,825,000	2,437,000	3,376,000	5,069,000

NOI	$24,694,000	$25,008,000	$48,835,000	$50,054,000

Increase/(decrease) period over period
Revenues:
Rents:
Base rents	$392,000	1.6%	$1,160,000	2.3%
Percentage rents	(45,000)	-24.6%	(42,000)	-10.7%
Straight-line rents	(66,000)	-13.2%	(431,000)	-33.1%
Amortization of intangible lease liabilities	(546,000)	-28.2%	(1,262,000)	-33.5%

	(265,000)	-1.0%	(575,000)	-1.0%
Expense recoveries	(40,000)	-0.7%	246,000	1.7%
Other	62,000	182.4%	161,000	201.3%

Total revenues	(243,000)	-0.7%	(168,000)	-0.2%

Expenses:
Operating, maintenance and management	50,000	1.0%	966,000	8.2%
Real estate and other property-related taxes	21,000	0.5%	85,000	1.1%

Total expenses	71,000	0.8%	1,051,000	5.3%

Net operating income	$(314,000)	-1.3%	$(1,219,000)	-2.4%

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	298,000	1.3%	474,000	1.1%
Straight-line rents and amortization of intangible lease liabilities	(612,000)	-25.1%	(1,693,000)	-33.4%

NOI	$(314,000)	-1.3%	$(1,219,000)	-2.4%

Percent occupied at end of period	91.5%	91.9%	91.5%	91.9%

Expense recovery percentage (a)	75.0%	75.5%	76.8%	77.7%

(a)
The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $645,000 and $557,000, respectively, for the three months ended June 30, 2011 and 2010, and $1,414,000 and $908,000, respectively, for the six months ended June 30, 2011 and 2010.

CEDAR SHOPPING CENTERS, INC.
Leasing Activity and Occupancy Statistics (a)(b)(c)

	At or for the three months ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2011	2011	2010	2010	2010

Renewals (d) (e) (f) (g)

Number of leases	22	21	53	35	51
Aggregate square feet	87,000	376,000	466,000	348,000	258,000
Average square feet	3,955	17,905	8,792	9,943	5,059
Average expiring base rent psf	$12.16	$8.48	$9.22	$8.60	$8.38
Average new base rent psf	$14.11	$9.24	$9.77	$8.91	$8.99
% increase (decrease) in base rent	16.0%	9.0%	6.0%	3.6%	7.3%

New leases (commenced):

Number of leases	14	13	20	31	19
Aggregate square feet	45,000	52,000	137,000	88,000	58,000
Average square feet	3,214	4,000	6,850	2,839	3,053
Average new base rent psf	$19.77	$13.74	$14.03	$14.74	$18.19

Terminated leases

Number of leases	11	7	11	12	19
Aggregate square feet	82,000	28,000	23,000	73,000	49,000
Average square feet	7,455	4,000	2,091	6,083	2,579
Average old base rent psf	$11.90	$18.60	$12.64	$10.76	$15.32

New leases (executed but not yet commenced):

Number of leases	18
Aggregate square feet	138,000
Average square feet	7,667
Average new base rent psf	$19.11

Occupancy statistics

Operating Properties:
Wholly-owned	91.5%	92.1%	92.4%	92.5%	92.6%
Consolidated joint ventures	94.5%	93.8%	95.3%	95.7%	96.2%
Managed unconsolidated joint venture	97.1%	96.9%	97.0%	97.1%	95.5%

Total operating properties	93.4%	93.6%	94.0%	94.0%	93.5%

Redevelopment properties	78.3%	76.5%	76.8%	74.5%	75.4%

Total operating portfolio (h) (i)	92.0%	92.0%	92.4%	92.1%	91.5%

(a)	Incudes results of unconsolidated Cedar/RioCan joint venture properties.

(b)	New leases do not necessarily replace specific terminated leases within any quarterly period and, accordingly, the amounts shown may relate to properties with substantially lower rents.

(c)	With the high occupancy levels for the Company’s portfolio on an overall basis, leasing activity for the indicated square footage amounts represents a small percentage of the total portfolio.

(d)
Renewal leases for the June 30, 2011 quarter include four leases comprising 9,000 sq. ft. that renewed with no increase pursuant to their terms. The average increase for the other 18 renewal leases was 18.5%.

(e)
Renewal leases for the March 31, 2011 quarter include ten leases comprising 60,000 sq. ft. that renewed with no increase pursuant to their terms. The average increase for the other 11 renewal leases was 10.9%.

(f)
Renewal leases for the December 31, 2010 quarter include three leases comprising 276,000 sq. ft. that renewed with no increase pursuant to their terms. The average increase for the other 50 renewal leases was 11.0%.

(g)
Renewal leases for the September 30, 2010 quarter include two leases comprising 229,000 sq. ft. that renewed with no increase pursuant to their terms. The average increase for the other 33 renewal leases was 7.5%.

(h)	Excludes ground-up development properties.

(i)	Occupancy as of June 30, 2011 for operating properties comprising large tenants (over 10,000 sq. ft.) and small tenants is as follows:

	Large	Small	Total

Operating properties	97.0%	82.9%	93.4%
Redevelopment properties	79.4%	74.9%	78.3%

Total	94.8%	81.2%	92.0%

CEDAR SHOPPING CENTERS, INC.
Tenant And State Concentration
As of June 30, 2011

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant Concentrations (a) (d)	stores	GLA	% of GLA	base rent	per sq. ft.	base rents
Top ten tenants (b):
Giant Foods (c)	31	2,017,000	13.6%	$29,615,000	$14.68	18.0%
L.A. Fitness	7	289,000	1.9%	4,531,000	15.68	2.8%
Stop & Shop (c)	6	391,000	2.6%	4,436,000	11.35	2.7%
Farm Fresh (c)	6	364,000	2.4%	3,909,000	10.74	2.4%
Staples	10	199,000	1.3%	3,006,000	15.11	1.8%
Shaw’s	4	241,000	1.6%	2,743,000	11.38	1.7%
CVS	11	124,000	0.8%	2,445,000	19.72	1.5%
Best Buy	4	128,000	0.9%	2,407,000	18.80	1.5%
Lowe’s	3	392,000	2.6%	2,337,000	5.96	1.4%
Dollar Tree	20	210,000	1.4%	1,976,000	9.41	1.2%

Sub-total top ten tenants	102	4,355,000	29.3%	57,405,000	13.18	35.0%

Remaining tenants	1,204	9,222,000	62.0%	106,769,000	11.58	65.0%

Sub-total all tenants (e)	1,306	13,577,000	91.3%	$164,174,000	$12.09	100.0%

Vacant space (f)	n/a	1,290,000	8.7%

Total (including vacant space)	1,306	14,867,000	100.0%

(a)	Incudes unconsolidated managed joint venture properties.

(b)	Based on annualized base rent.

(c)
Several of the tenants listed above share common ownership with other tenants including, without limitation, (1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shaw’s , Shop ‘n Save (GLA of 53,000; annualized base rent of $524,000), Shoppers Food Warehouse (GLA of 120,000; annualized base rent of $1,237,000) and Acme (GLA of 172,000; annualized base rent of $756,000).

(d)	Includes tenants at ground-up development properties, but excludes properties “held for sale/conveyance”.

(e)	Comprised of large tenants (greater than 10,000 sq. ft.) and small tenants as follows:

				Annualized	Percentage
			Annualized	base rent	annualized
	GLA	% of GLA	base rent	per sq. ft.	base rents

Large tenants	10,489,000	77.3%	$111,797,000	$10.66	68.1%
Small tenants	3,088,000	22.7%	52,377,000	16.97	31.9%

Total	13,577,000	100.0%	$164,174,000	$12.09	100.0%

(f)	Includes vacant space at properties undergoing development and/or redevelopment activities.
Total Revenues By State

	Three months ended
	June 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
State	2011	2011	2010	2010	2010
Pennsylvania	$20,764,000	$22,618,000	$19,884,000	$19,158,000	$19,926,000
Connecticut	3,659,000	4,059,000	2,109,000	3,596,000	3,954,000
Massachusetts	3,268,000	3,579,000	2,957,000	3,398,000	3,710,000
Virginia	2,949,000	3,023,000	2,910,000	2,813,000	2,873,000
New Jersey	2,576,000	2,300,000	2,318,000	2,545,000	2,649,000
Maryland	2,710,000	2,747,000	4,876,000	2,473,000	2,630,000
Ohio	157,000	167,000	162,000	159,000	163,000
New York	1,341,000	1,454,000	1,313,000	1,594,000	1,042,000
Michigan	191,000	446,000	195,000	406,000	439,000

	37,615,000	40,393,000	36,724,000	36,142,000	37,386,000
Parent Company fee income (a)	684,000	534,000	1,819,000	1,507,000	603,000

	$38,299,000	$40,927,000	$38,543,000	$37,649,000	$37,989,000

(a)	Includes acquisition, financing, accounting and property management fees from the unconsolidated Cedar/RioCan joint venture.

CEDAR SHOPPING CENTERS, INC.
Lease Expirations (a) (b)
As of June 30, 2011

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq. ft.	base rents

Month-To-Month	61	152,000	1.1%	$2,032,000	$13.37	1.2%
2011	89	296,000	2.2%	4,242,000	14.33	2.6%
2012	187	858,000	6.3%	10,592,000	12.34	6.5%
2013	159	697,000	5.1%	10,143,000	14.55	6.2%
2014	189	1,757,000	12.9%	16,967,000	9.66	10.3%
2015	183	1,454,000	10.7%	16,153,000	11.11	9.8%
2016	114	1,196,000	8.8%	12,263,000	10.25	7.5%
2017	60	744,000	5.5%	9,582,000	12.88	5.8%
2018	50	876,000	6.5%	11,483,000	13.11	7.0%
2019	55	941,000	6.9%	11,898,000	12.64	7.2%
2020	46	1,067,000	7.9%	10,945,000	10.26	6.7%
2021	28	455,000	3.4%	6,831,000	15.01	4.2%
2022	5	141,000	1.0%	2,123,000	15.06	1.3%
Thereafter	80	2,943,000	21.7%	38,920,000	13.22	23.7%

All tenants	1,306	13,577,000	100.0%	$164,174,000	$12.09	100.0%

Vacant space (c)	n/a	1,290,000	n/a

Total portfolio (d)	1,306	14,867,000	n/a

(a)	Includes unconsolidated Cedar/RioCan joint venture properties.

(b)	Includes tenants at ground-up development properties, but excludes properties “held for sale/conveyance”.

(c)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(d)
At June 30, 2011, the Company had a portfolio of 131 operating properties totaling approximately 16.0 million sq. ft. of GLA, including 71 wholly-owned properties comprising approximately 7.8 million square feet, 12 properties owned in joint venture (consolidated) comprising approximately 1.4 million sq. ft., 22 properties partially-owned in the Cedar/RioCan unconsolidated joint venture comprising approximately 3.7 million sq. ft., five redevelopment properties comprising approximately 1.3 million sq. ft., four ground-up developments comprising approximately 0.7 million sq. ft. and 17 properties “held for sale/conveyance” comprising approximately 1.1 million sq.ft. ; the portfolio excluding the ground-up developments properties and the properties “held for sale/conveyance” was approximately 92.0% leased as of June 30, 2011.

CEDAR SHOPPING CENTERS, INC.
Property Description
As of June 30, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Wholly-Owned Properties:

Academy Plaza	PA	2001	100%	152,727	1965/1998	Acme Markets	50,918	9/30/2018

Annie Land Plaza	VA	2006	100%	42,500	1999	Food Lion	29,000	5/4/2019

Camp Hill	PA	2002	100%	472,432	1958/2005	Boscov’s	167,597	9/30/2020
						Giant Foods	92,939	10/31/2025
						LA Fitness	45,000	12/31/2021
						Orthopedic Inst. of PA	40,904	5/31/2016
						Barnes & Noble	24,908	1/31/2016
						Staples	20,000	6/30/2015

Carbondale Plaza	PA	2004	100%	129,915	1972/2005	Weis Markets	52,720	2/29/2016

Carmans Plaza	NY	2007	100%	194,481	1954/2007	Pathmark	52,211	3/31/2017
						Best Fitness	27,598	5/31/2018
						AJ Wright	25,806	4/30/2013

Carll’s Corner	NJ	2007	100%	129,582	1960’s-1999/2004	Acme Markets	55,000	9/30/2016

Circle Plaza	PA	2007	100%	92,171	1979/1991	K-Mart	92,171	11/30/2014

Coliseum Marketplace	VA	2005	100%	98,359	1987/2005	Farm Fresh	57,662	1/31/2021

Colonial Commons	PA	2011	100%	474,765	1971-2005	Giant Foods	67,815	5/31/2016
						Dick’s Sporting Goods	56,000	1/31/2020
						L.A. Fitness	41,325	3/31/2017
						Ross Dress For Less	30,000	1/31/2015
						Marshalls	27,000	1/31/2012
						JoAnn Fabrics	25,500	1/31/2019
						David’s Furniture	24,970	6/30/2015
						Office Max	23,500	1/31/2012

CVS at Bradford	PA	2005	100%	10,722	1996	CVS	10,722	3/31/2017

CVS at Celina	OH	2005	100%	10,195	1998	CVS	10,195	1/31/2020

CVS at Erie	PA	2005	100%	10,125	1997	CVS	10,125	1/31/2019

CVS at Kinderhook	NY	2007	100%	13,225	2007	CVS	13,225	1/31/2033

CVS at Portage Trail	OH	2005	100%	10,722	1996	CVS	10,722	9/30/2017

Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	Eynon Furniture Outlet	40,000	2/28/2014
						Big Lots	26,902	1/31/2012

East Chestnut	PA	2005	100%	21,180	1996

Elmhurst Square	VA	2006	100%	66,250	1961-1983	Food Lion	38,272	9/30/2016

Fairview Plaza	PA	2003	100%	69,579	1992	Giant Foods	59,237	2/28/2017

Fairview Commons	PA	2007	100%	59,578	1976/2003

General Booth Plaza	VA	2005	100%	73,320	1985	Farm Fresh	53,758	1/31/2014

Gold Star Plaza	PA	2006	100%	71,720	1988	Redner’s	47,329	3/16/2019

Golden Triangle	PA	2003	100%	202,943	1960/2005	LA Fitness	44,796	4/30/2020
						Marshalls	30,000	1/31/2016
						Staples	24,060	5/31/2012

Groton Shopping Center	CT	2007	100%	117,986	1969	TJ Maxx	30,000	1/31/2017

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of June 30, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Halifax Plaza	PA	2003	100%	51,510	1994	Giant Foods	32,000	10/31/2019

Hamburg Commons	PA	2004	100%	99,580	1988-1993	Redner’s	56,780	6/30/2025

Hannaford Plaza	MA	2006	100%	102,459	1965/2006	Hannaford	42,598	4/30/2015

Huntingdon Plaza	PA	2004	100%	147,355	1972 - 2003	Peebles	22,060	1/31/2018

Jordan Lane	CT	2005	100%	181,730	1969/1991	Stop & Shop	60,632	9/30/2015
						AJ Wright	39,280	3/31/2015

Kempsville Crossing	VA	2005	100%	94,477	1985	Farm Fresh	73,878	1/31/2014

Kenley Village	MD	2005	100%	51,894	1988	Food Lion	29,000	2/11/2014

Kings Plaza	MA	2007	100%	168,243	1970/1994	Work Out World	42,997	12/31/2014
						AJ Wright	28,504	9/30/2013
						Ocean State Job Lot	20,300	5/31/2014

Kingston Plaza	NY	2006	100%	18,337	2006

LA Fitness Facility	PA	2002	100%	41,000	2003	LA Fitness	41,000	12/31/2018

Lake Raystown Plaza	PA	2004	100%	145,727	1995/2010	Giant Foods	61,435	10/31/2026

Liberty Marketplace	PA	2005	100%	68,200	2003	Giant Foods	55,000	9/30/2023

Martin’s at Glen Allen	VA	2005	100%	43,000	2000	Giant Foods	43,000	2/15/2015

Mechanicsburg Giant	PA	2005	100%	51,500	2003	Giant Foods	51,500	8/31/2024

Metro Square	MD	2008	100%	71,896	1999	Shoppers Food Warehouse	58,200	1/31/2030

Newport Plaza	PA	2003	100%	64,489	1996	Giant Foods	43,400	5/31/2021

Oak Ridge	VA	2006	100%	38,700	2000	Food Lion	33,000	5/31/2019

Oakland Commons	CT	2007	100%	89,850	1962/1995	Shaw’s	54,661	2/29/2016
						Bristol Ten Pin	35,189	4/30/2043

Oakland Mills	MD	2005	100%	58,224	1960’s/2004	Food Lion	43,470	11/30/2018

Palmyra Shopping Center	PA	2005	100%	112,108	1960/1995	Weis Markets	46,181	3/31/2015

Pine Grove Plaza	NJ	2003	100%	86,089	2001/2002	Peebles	24,963	1/31/2022

Port Richmond Village	PA	2001	100%	154,908	1988	Thriftway	40,000	10/31/2013
						Pep Boys	20,615	2/28/2014

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of June 30, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Price Chopper Plaza	MA	2007	100%	101,824	1960’s-2004	Price Chopper	58,545	11/30/2015

Rite Aid at Massillon	OH	2005	100%	10,125	1999	Rite Aid	10,125	1/31/2020

River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	United Artists Theatre	77,700	12/31/2018
						Avalon Carpet	25,000	1/31/2012
						Pep Boys	22,000	9/30/2014

Shoppes at Salem Run	VA	2005	100%	15,100	2005

Smithfield Plaza	VA	2005-2008	100%	134,664	1987/1996	Farm Fresh	45,544	1/31/2014
						Maxway	21,600	9/30/2013
						Peebles	21,600	1/31/2015

South Philadelphia	PA	2003	100%	283,415	1950/2003	Shop Rite	54,388	9/30/2018
						Ross Dress For Less	31,349	1/31/2013
						Bally’s Total Fitness	31,000	5/31/2017
						Modell’s	20,000	1/31/2018

St. James Square	MD	2005	100%	39,903	2000	Food Lion	33,000	11/14/2020

Stadium Plaza	MI	2005	100%	77,688	1960’s/2003	Hobby Lobby Stores	54,650	Month-to-month

Suffolk Plaza	VA	2005	100%	67,216	1984	Farm Fresh	67,216	1/31/2014

Swede Square	PA	2003	100%	98,792	1980/2004	LA Fitness	37,200	6/30/2016

The Commons	PA	2004	100%	175,121	2003	Elder Beerman	54,500	1/31/2017
						Shop’n Save	52,654	10/7/2015

The Point	PA	2000	100%	268,029	1972/2001	Burlington Coat Factory	76,665	1/31/2016
						Giant Foods	58,585	7/31/2021
						Staples	24,000	8/31/2013
						AC Moore	20,000	7/31/2013

The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/2005	Bon-Ton	59,925	1/25/2015
						Office Max	22,645	10/22/2012
						Dunham Sports	21,300	1/31/2016

The Shops at Suffolk Downs	MA	2005	100%	121,829	2005	Stop & Shop	74,977	9/30/2025

Timpany Plaza	MA	2007	100%	183,775	1970’s-1989	Stop & Shop	59,947	12/31/2014
						Big Lots	28,027	1/31/2014
						Gardner Theater	27,576	5/31/2014

Trexler Mall	PA	2005	100%	339,363	1973/2004	Kohl’s	88,248	1/31/2024
						Bon-Ton	62,000	1/28/2012
						Giant Foods	56,753	1/31/2016
						Lehigh Wellness
						Partners	30,594	11/30/2013
						Trexlertown Fitness
						Club	28,870	2/28/2015

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of June 30, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	Ukrop’s Supermarket	63,000	8/4/2017

Valley Plaza	MD	2003	100%	190,939	1975/1994	K-Mart	95,810	9/30/2014
						Ollie’s Bargain Outlet	41,888	3/31/2016
						Tractor Supply	32,095	5/31/2015

Virginia Center Commons	VA	2005	100%	9,763	2002

Virginia Little Creek	VA	2005	100%	69,620	1996/2001	Farm Fresh	66,120	1/31/2014

Wal-Mart Center	CT	2003	100%	155,842	1972/2000	Wal-Mart	95,482	1/31/2020
						NAMCO	20,000	1/31/2016

Washington Center Shoppes	NJ	2001	100%	157,290	1979/1995	Acme Markets	66,046	12/2/2020
						Planet Fitness	20,742	3/31/2024

West Bridgewater Plaza	MA	2007	100%	133,039	1970/2007	Shaw’s	57,315	2/28/2027
						Big Lots	25,000	1/31/2014

Yorktowne Plaza	MD	2007	100%	158,982	1970/2000	Food Lion	37,692	12/31/2020

Total Wholly-Owned Properties				7,849,156

Properties Owned in Joint Venture:
Homburg Joint Venture:
Aston Center	PA	2007	20%	55,000	2005	Giant Foods	55,000	11/30/2025

Ayr Town Center	PA	2007	20%	55,600	2005	Giant Foods	50,000	5/31/2025

Fieldstone Marketplace	MA	2005	20%	193,970	1988/2003	Shaw’s	68,000	2/29/2024
						Flagship Cinema	41,975	10/31/2023

Meadows Marketplace	PA	2004	20%	91,538	2005	Giant Foods	65,507	11/30/2025

Parkway Plaza	PA	2007	20%	106,628	1998-2002	Giant Foods	66,935	12/31/2018

Pennsboro Commons	PA	2005	20%	107,384	1999	Giant Foods	68,624	8/10/2019

Scott Town Center	PA	2007	20%	67,933	2004	Giant Foods	54,333	7/31/2023

Spring Meadow Shopping Center	PA	2007	20%	67,950	2004	Giant Foods	65,000	10/31/2024

Stonehedge Square	PA	2006	20%	88,677	1990/2006	Nell’s Market	51,687	5/31/2026

				834,680

PCP Joint Venture:
New London Mall	CT	2009	40%	257,814	1967/1997 - 2000	Shoprite	64,017	2/29/2020
						Marshalls	30,354	1/31/2014
						Homegoods	25,432	1/31/2016
						Petsmart	23,500	1/31/2015
						AC Moore	20,932	3/31/2015

San Souci Plaza	MD	2009	40%	264,134	1985 - 1997/ 2007	Shoppers Food
						Warehouse	61,466	5/31/2020
						Marshalls	27,000	9/30/2017

				521,948

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of June 30, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Joint Ventures (other):
CVS at Naugatuck	CT	2008	50%	13,225	2008	CVS	13,225	1/31/2034

Total Consolidated Joint Ventures				1,369,853

Cedar/RioCan Joint Venture:
Blue Mountain Commons	PA	2008	20%	121,145	2009	Giant Foods	97,707	10/31/2026

Columbus Crossing	PA	2003	20%	142,166	2001	Super Fresh	61,506	9/30/2020
						Old Navy	25,000	1/31/2014
						AC Moore	22,000	9/30/2016

Creekview Plaza	PA	2010	20%	136,423	1999	Genuardi’s	48,966	12/31/2021
						Bed Bath & Beyond	25,000	1/13/2012

Cross Keys Place	NJ	2010	20%	148,173	2007	Sports Authority	42,000	1/31/2019
						Bed Bath & Beyond	35,005	1/31/2023
						AC Moore	21,305	1/31/2018

Exeter Commons	PA	2010	20%	361,321	2009/2010	Lowe’s	171,069	10/31/2029
						Giant Foods	81,715	8/31/2029

Franklin Village Plaza	MA	2004	20%	304,277	1987/2005	Stop & Shop	75,000	4/30/2026
						Marshalls	26,890	1/31/2014

Gettysburg Marketplace	PA	2010	20%	82,784	1998	Giant Foods	66,674	11/30/2018

Loyal Plaza	PA	2002	20%	293,825	1969/2000	K-Mart	102,558	8/31/2016
						Giant Foods	66,935	10/31/2019
						Staples	20,555	11/30/2014

Marlboro Crossroads	MD	2010	20%	67,975	1993	Giant Foods	60,951	6/30/2023

Monroe Marketplace	PA	2010	20%	328,013	2007/2008	Giant Food Store	76,000	10/31/2028
						Kohl’s Department
						Store	68,430	1/31/2029
						Dick’s Sporting Goods	51,119	1/31/2019

Montville Commons	CT	2010	20%	117,916	2006	Stop & Shop	63,000	3/1/2027

New River Valley	VA	2010	20%	164,663	2007	Best Buy	30,041	1/31/2018
						Ross Stores	30,037	1/31/2019

Northland Center	PA	2010	20%	108,260	1989	Giant Foods	65,075	10/31/2014

Northwoods Crossing	MA	2011	20%	159,562	2002	BJ’s Wholesale Club	115,367	11/28/2023

Pitney Road Plaza	PA	2010	20%	45,915	2009	Best Buy	45,915	1/31/2020

Shaw’s Plaza	MA	2006	20%	176,609	1968/1998	Shaw’s	60,748	2/28/2023
						Marshall’s	25,752	1/31/2013

Stop & Shop Plaza	CT	2008	20%	54,510	2006	Stop & Shop	54,510	11/30/2026

Sunset Crossing	PA	2003	20%	74,142	2002	Giant Foods	54,332	6/30/2022

Sunrise Plaza	NJ	2010	20%	248,160	2007	Home Depot	130,601	1/31/2038
						Kohl’s Department
						Store	96,171	10/31/2028

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of June 30, 2011

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Town Square Plaza	PA	2010	20%	127,636	2009	Giant Foods	73,327	9/30/2028
						A.C. Moore	21,600	11/15/2018

Towne Crossings	VA	2010	20%	111,016	1980/2003	Bed Bath & Beyond	40,000	1/31/2014
						Michael’s	20,000	2/28/2013

York Marketplace	PA	2010	20%	305,410	1955/1990’s	Lowe’s	125,353	1/31/2014
						Giant Foods	74,600	5/31/2019
						Office Max	23,500	2/28/2014
						Super Shoes	20,000	3/31/2019

Total Cedar/RioCan Joint Venture				3,679,901

Total Operating Portfolio				12,898,910

Redevelopment Properties:

Oakhurst Plaza	VA	2006	100%	107,869	1980/2001

Shore Mall	NJ	2006	100%	459,058	1960/1980	Boscov’s	172,200	9/19/2018
						Burlington Coat Factory	85,000	11/30/2014
						K&G	25,000	2/28/2017

The Brickyard	CT	2004	100%	274,553	1990	Home Depot	103,003	1/31/2015
						Syms	38,000	3/31/2012

Townfair Center	PA	2004	100%	218,662	2002	Lowe’s Home Centers	95,173	12/31/2015
						Giant Eagle	83,821	11/30/2030

Trexlertown Plaza	PA	2006	100%	241,381	1990/2005	Redner’s	47,900	10/31/2015
						Big Lots	33,824	1/31/2012
						Tractor Supply	22,670	10/31/2020
						Sears	22,500	10/31/2012

Total Redevelopment Properties				1,301,523

Total Operating Portfolio				14,200,433

Ground-Up Developments:

Crossroads II	PA	2008	60%	133,618	2009	Giant Foods	76,415	11/30/2029

Heritage Crossing	PA	2008	60%	59,396	2009

Northside Commons	PA	2008	100%	85,300	2009	Redner’s Market	48,519	8/31/2029

Upland Square	PA	2007	60%	388,163	2009	Giant Foods	78,900	7/31/2029
						LA Fitness	42,000	2/28/2025
						Best Buy	30,000	12/31/2019
						Bed, Bath & Beyond	25,000	1/31/2020
						TJ Maxx	25,000	8/31/2019

Total Ground-Up Developments				666,477

Total Portfolio				14,866,910

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft.
As of June 30, 2011

			Financial statement carrying values						Gross
								Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)	occupied	leased sq. ft.
Operating Portfolio:
Academy Plaza	PA	100%	$2,406,000	$11,304,000	$13,710,000	$2,820,000	$10,890,000	$—	152,727	80.8%	13.17
Annie Land Plaza	VA	100%	809,000	4,069,000	4,878,000	704,000	4,174,000	—	42,500	97.2%	9.27
Camp Hill	PA	100%	4,424,000	61,352,000	65,776,000	10,481,000	55,295,000	—	472,432	98.8%	13.44
Carbondale Plaza	PA	100%	1,586,000	12,171,000	13,757,000	2,524,000	11,233,000	—	129,915	85.6%	6.91
Carll’s Corner	NJ	100%	2,929,000	14,126,000	17,055,000	1,936,000	15,119,000	—	129,582	88.5%	8.88
Carman’s Plaza	NY	100%	8,421,000	35,293,000	43,714,000	4,638,000	39,076,000	—	194,481	90.0%	16.66
Circle Plaza	PA	100%	546,000	2,964,000	3,510,000	311,000	3,199,000	—	92,171	100.0%	2.74
Coliseum Marketplace	VA	100%	3,586,000	17,174,000	20,760,000	3,587,000	17,173,000	—	98,359	82.8%	15.92
Colonial Commons	PA	100%	10,654,000	37,447,000	48,101,000	991,000	47,110,000	—	474,765	84.6%	12.64
CVS at Bradford	PA	100%	291,000	1,482,000	1,773,000	341,000	1,432,000	—	10,722	100.0%	12.80
CVS at Celina	OH	100%	418,000	1,967,000	2,385,000	381,000	2,004,000	—	10,195	100.0%	18.54
CVS at Erie	PA	100%	399,000	1,783,000	2,182,000	329,000	1,853,000	—	10,125	100.0%	16.50
CVS at Kinderhook	NY	100%	1,702,000	1,906,000	3,608,000	189,000	3,419,000	—	13,225	100.0%	20.70
CVS at Portage Trail	OH	100%	341,000	1,611,000	1,952,000	327,000	1,625,000	—	10,722	100.0%	13.00
Dunmore Shopping Center	PA	100%	565,000	2,245,000	2,810,000	558,000	2,252,000	—	101,000	66.2%	3.69
East Chestnut	PA	100%	800,000	3,702,000	4,502,000	866,000	3,636,000	—	21,180	100.0%	13.39
Elmhurst Square	VA	100%	1,371,000	6,245,000	7,616,000	1,162,000	6,454,000	—	66,250	87.4%	9.08
Fairview Plaza	PA	100%	2,129,000	8,717,000	10,846,000	1,945,000	8,901,000	—	69,579	100.0%	12.29
Fairview Commons	PA	100%	858,000	3,568,000	4,426,000	649,000	3,777,000	—	59,578	66.9%	6.92
General Booth Plaza	VA	100%	1,935,000	9,696,000	11,631,000	2,275,000	9,356,000	—	73,320	95.1%	12.51
Gold Star Plaza	PA	100%	1,644,000	6,695,000	8,339,000	1,266,000	7,073,000	—	71,720	82.2%	8.63
Golden Triangle	PA	100%	2,320,000	19,507,000	21,827,000	4,623,000	17,204,000	—	202,943	97.4%	12.26
Groton Shopping Center	CT	100%	3,073,000	12,535,000	15,608,000	2,053,000	13,555,000	—	117,986	93.4%	10.89
Halifax Plaza	PA	100%	1,347,000	6,089,000	7,436,000	1,245,000	6,191,000	—	51,510	100.0%	12.00
Hamburg Commons	PA	100%	1,153,000	9,897,000	11,050,000	1,649,000	9,401,000	—	99,580	93.5%	6.41
Hannaford Plaza	MA	100%	1,874,000	8,910,000	10,784,000	1,585,000	9,199,000	—	102,459	98.2%	7.76
Huntingdon Plaza	PA	100%	933,000	5,940,000	6,873,000	960,000	5,913,000	—	147,355	53.8%	6.80
Jordan Lane	CT	100%	4,291,000	22,144,000	26,435,000	4,332,000	22,103,000	—	181,730	97.7%	10.84
Kempsville Crossing	VA	100%	2,207,000	11,140,000	13,347,000	2,762,000	10,585,000	—	94,477	98.7%	11.09
Kenley Village	MD	100%	726,000	3,557,000	4,283,000	1,069,000	3,214,000	—	51,894	73.5%	9.08
Kings Plaza	MA	100%	2,408,000	12,924,000	15,332,000	1,928,000	13,404,000	—	168,243	95.2%	6.17
Kingston Plaza	NY	100%	2,891,000	2,341,000	5,232,000	273,000	4,959,000	—	18,337	100.0%	26.76
LA Fitness Facility	PA	100%	2,462,000	5,176,000	7,638,000	1,109,000	6,529,000	—	41,000	100.0%	19.90
Lake Raystown Plaza	PA	100%	2,231,000	13,232,000	15,463,000	2,666,000	12,797,000	—	145,727	89.3%	12.44
Liberty Marketplace	PA	100%	2,695,000	12,884,000	15,579,000	2,283,000	13,296,000	—	68,200	91.2%	17.45
Martin’s at Glen Allen	VA	100%	5,367,000	2,088,000	7,455,000	471,000	6,984,000	—	43,000	100.0%	9.73
Mechanicsburg Giant	PA	100%	2,709,000	12,159,000	14,868,000	1,970,000	12,898,000	—	51,500	100.0%	21.78
Metro Square	MD	100%	5,250,000	9,911,000	15,161,000	933,000	14,228,000	—	71,896	100.0%	18.60
Newport Plaza	PA	100%	1,682,000	8,141,000	9,823,000	1,549,000	8,274,000	—	64,489	93.7%	11.44
Oak Ridge	VA	100%	960,000	4,281,000	5,241,000	630,000	4,611,000	—	38,700	100.0%	10.52
Oakland Commons	CT	100%	2,504,000	15,137,000	17,641,000	2,024,000	15,617,000	—	89,850	100.0%	11.02
Oakland Mills	MD	100%	1,611,000	6,324,000	7,935,000	1,426,000	6,509,000	—	58,224	100.0%	13.36
Palmyra Shopping Center	PA	100%	1,488,000	7,106,000	8,594,000	1,561,000	7,033,000	—	112,108	83.1%	5.31
Pine Grove Plaza	NJ	100%	2,010,000	6,614,000	8,624,000	1,360,000	7,264,000	—	86,089	94.4%	10.52
Port Richmond Village	PA	100%	2,843,000	12,567,000	15,410,000	3,135,000	12,275,000	—	154,908	92.0%	12.99
Price Chopper Plaza	MA	100%	4,082,000	17,327,000	21,409,000	2,109,000	19,300,000	—	101,824	91.1%	10.87
Rite Aid at Massillon	OH	100%	442,000	2,020,000	2,462,000	372,000	2,090,000	—	10,125	100.0%	18.99
River View Plaza I, II and III	PA	100%	9,718,000	44,389,000	54,107,000	9,330,000	44,777,000	—	244,225	87.2%	18.67
Shoppes at Salem Run	VA	100%	1,076,000	4,265,000	5,341,000	681,000	4,660,000	—	15,100	39.7%	26.07
Smithfield Plaza	VA	100%	2,919,000	13,017,000	15,936,000	2,124,000	13,812,000	—	134,664	96.4%	9.29

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of June 30, 2011

			Financial statement carrying values						Gross
								Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)	occupied	leased sq. ft.

South Philadelphia	PA	100%	8,222,000	38,851,000	47,073,000	9,652,000	37,421,000	—	283,415	81.8%	13.88
St. James Square	MD	100%	688,000	4,446,000	5,134,000	1,071,000	4,063,000	—	39,903	100.0%	11.34
Stadium Plaza	MI	100%	2,443,000	9,813,000	12,256,000	1,766,000	10,490,000	—	77,688	100.0%	15.28
Suffolk Plaza	VA	100%	1,402,000	7,236,000	8,638,000	1,796,000	6,842,000	—	67,216	100.0%	9.40
Swede Square	PA	100%	2,272,000	11,176,000	13,448,000	2,889,000	10,559,000	—	98,792	95.7%	14.59
The Commons	PA	100%	3,098,000	15,644,000	18,742,000	3,658,000	15,084,000	—	175,121	87.8%	10.17
The Point	PA	100%	2,996,000	24,516,000	27,512,000	5,534,000	21,978,000	—	268,029	95.7%	11.94
The Point at Carlisle Plaza	PA	100%	2,233,000	11,448,000	13,681,000	2,761,000	10,920,000	—	182,859	85.6%	7.72
The Shops at Suffolk Downs	MA	100%	7,580,000	19,637,000	27,217,000	2,294,000	24,923,000	—	121,829	85.1%	12.65
Timpany Plaza	MA	100%	3,368,000	19,374,000	22,742,000	2,487,000	20,255,000	—	183,775	91.8%	6.41
Trexler Mall	PA	100%	6,932,000	36,714,000	43,646,000	6,193,000	37,453,000	—	339,363	98.5%	8.88
Ukrop’s at Fredericksburg	VA	100%	3,213,000	12,758,000	15,971,000	2,081,000	13,890,000	—	63,000	100.0%	17.42
Valley Plaza	MD	100%	1,950,000	8,530,000	10,480,000	1,720,000	8,760,000	—	190,939	100.0%	4.99
Virginia Center Commons	VA	100%	992,000	3,863,000	4,855,000	736,000	4,119,000	—	9,763	100.0%	34.70
Virginia Little Creek	VA	100%	1,639,000	8,350,000	9,989,000	1,907,000	8,082,000	—	69,620	100.0%	11.00
Wal-Mart Center	CT	100%	—	11,865,000	11,865,000	2,332,000	9,533,000	—	155,842	98.7%	6.72
Washington Center Shoppes	NJ	100%	2,000,000	11,104,000	13,104,000	2,853,000	10,251,000	—	157,290	93.5%	9.01
West Bridgewater Plaza	MA	100%	2,647,000	14,153,000	16,800,000	1,765,000	15,035,000	—	133,039	96.9%	8.55
Yorktowne Plaza	MD	100%	5,863,000	25,762,000	31,625,000	3,851,000	27,774,000	—	158,982	94.8%	13.56

Total Wholly-Owned Properties			182,624,000	852,379,000	1,035,003,000	153,838,000	881,165,000	—	7,849,156	91.5%	11.25

Homburg Joint Venture:
Aston Center	PA	20%	4,319,000	17,070,000	21,389,000	2,013,000	19,376,000	—	55,000	100.0%	25.45
Ayr Town Center	PA	20%	2,442,000	9,750,000	12,192,000	1,284,000	10,908,000	—	55,600	94.2%	16.06
Fieldstone Marketplace	MA	20%	5,167,000	22,080,000	27,247,000	4,173,000	23,074,000	—	193,970	95.8%	11.26
Meadows Marketplace	PA	20%	1,914,000	11,399,000	13,313,000	1,536,000	11,777,000	—	91,538	100.0%	15.52
Parkway Plaza	PA	20%	4,647,000	19,890,000	24,537,000	2,752,000	21,785,000	—	106,628	92.3%	15.21
Pennsboro Commons	PA	20%	3,608,000	14,298,000	17,906,000	2,749,000	15,157,000	—	107,384	87.7%	14.68
Scott Town Center	PA	20%	2,959,000	11,801,000	14,760,000	1,584,000	13,176,000	—	67,933	94.1%	18.21
Spring Meadow Shopping Center	PA	20%	4,112,000	16,429,000	20,541,000	2,036,000	18,505,000	—	67,950	100.0%	20.95
Stonehedge Square	PA	20%	2,698,000	11,876,000	14,574,000	2,050,000	12,524,000	—	88,677	95.4%	12.00

			31,866,000	134,593,000	166,459,000	20,177,000	146,282,000	—	834,680	95.1%	15.41

PCP Joint Venture:
New London Mall	CT	40%	8,827,000	31,967,000	40,794,000	3,743,000	37,051,000	—	257,814	96.0%	13.39
San Souci Plaza	MD	40%	13,366,000	21,276,000	34,642,000	3,536,000	31,106,000	—	264,134	91.0%	10.16

			22,193,000	53,243,000	75,436,000	7,279,000	68,157,000	—	521,948	93.5%	11.80

Other:
CVS at Naugatuck	CT	50%	—	2,825,000	2,825,000	188,000	2,637,000	—	13,225	100.0%	35.01

Total Consolidated Joint Ventures			54,059,000	190,661,000	244,720,000	27,644,000	217,076,000	—	1,369,853	94.5%	14.25

Managed Unconsolidated Joint Venture:

Cedar/RioCan Joint Venture:
Blue Mountain Commons	PA	20%	—	—	—	—	—	30,646,000	121,145	92.2%	25.60
Columbus Crossing	PA	20%	—	—	—	—	—	25,017,000	142,166	100.0%	16.32
Creekview Plaza	PA	20%	—	—	—	—	—	26,463,000	136,423	100.0%	15.36
Cross Keys Place	NJ	20%	—	—	—	—	—	24,949,000	148,173	100.0%	16.20
Exeter Commons	PA	20%	—	—	—	—	—	51,097,000	361,321	97.9%	12.84
Franklin Village Plaza	MA	20%	—	—	—	—	—	52,677,000	304,277	92.2%	19.84
Gettysburg Marketplace	PA	20%	—	—	—	—	—	19,326,000	82,784	92.9%	20.20
Loyal Plaza	PA	20%	—	—	—	—	—	33,541,000	293,825	98.3%	8.01
Marlboro Crossroads	MD	20%	—	—	—	—	—	11,040,000	67,975	100.0%	14.99
Monroe Marketplace	PA	20%	—	—	—	—	—	42,878,000	328,013	100.0%	10.52
Montville Commons	CT	20%	—	—	—	—	—	18,252,000	117,916	94.1%	15.31
New River Valley	VA	20%	—	—	—	—	—	26,850,000	164,663	96.1%	13.78
Northland Center	PA	20%	—	—	—	—	—	9,944,000	108,260	86.3%	10.46
Northwoods Crossing	MA	20%	—	—	—	—	—	23,333,000	159,562	100.0%	11.70
Pitney Road Plaza	PA	20%	—	—	—	—	—	10,678,000	45,915	100.0%	19.75
Shaw’s Plaza	MA	20%	—	—	—	—	—	22,017,000	176,609	97.7%	11.42
Stop & Shop Plaza	CT	20%	—	—	—	—	—	7,195,000	54,510	100.0%	15.59
Sunset Crossing	PA	20%	—	—	—	—	—	9,380,000	74,142	91.9%	14.44
Sunrise Plaza	NJ	20%	—	—	—	—	—	28,211,000	248,160	100.0%	7.80
Town Square Plaza	PA	20%	—	—	—	—	—	17,137,000	127,636	100.0%	13.00
Towne Crossings	VA	20%	—	—	—	—	—	18,418,000	111,016	92.6%	15.59
York Marketplace	PA	20%	—	—	—	—	—	29,899,000	305,410	97.0%	8.55

Total Cedar/RioCan Joint Venture			—	—	—	—	—	538,948,000	3,679,901	97.1%	13.23

Total Operating Properties			236,683,000	1,043,040,000	1,279,723,000	181,482,000	1,098,241,000	538,948,000	12,898,910	93.4%	12.16

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of June 30, 2011

			Financial statement carrying values						Gross
								Managed	leasable			Average
		Percent		Buildings and	Total	Accumulated	Net book	unconsolidated	area		Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	(“GLA”)		occupied	leased sq. ft.

Redevelopment Properties:
Oakhurst Plaza	PA	100%	4,539,000	18,304,000	22,843,000	2,803,000	20,040,000	—	107,869		34.8%	23.73
Shore Mall	NJ	100%	7,179,000	44,099,000	51,278,000	7,045,000	44,233,000	—	459,058		95.3%	8.12
The Brickyard	CT	100%	6,465,000	29,408,000	35,873,000	5,909,000	29,964,000	—	274,553		57.9%	8.56
Townfair Center	PA	100%	3,022,000	20,976,000	23,998,000	2,852,000	21,146,000	—	218,662		97.2%	8.64
Trexlertown Plaza	PA	100%	5,262,000	30,985,000	36,247,000	3,379,000	32,868,000	—	241,381		71.4%	10.60

Total Redevelopment Properties			26,467,000	143,772,000	170,239,000	21,988,000	148,251,000	—	1,301,523		78.3%	9.29

Total Operating Portfolio			263,150,000	1,186,812,000	1,449,962,000	203,470,000	1,246,492,000	538,948,000	14,200,433		92.0%	$11.94

Ground-Up Developments:
Crossroads II	PA	60%	17,671,000	25,397,000	43,068,000	1,067,000	42,001,000	—	133,618		83.9%	$19.55
Heritage Crossing	PA	60%	5,066,000	6,042,000	11,108,000	323,000	10,785,000	—	59,396		49.3%	23.23
Northside Commons	PA	100%	3,379,000	9,953,000	13,332,000	424,000	12,908,000	—	85,300		72.9%	9.88
Upland Square	PA	60%	27,112,000	60,967,000	88,079,000	2,611,000	85,468,000	—	388,163		78.9%	15.45

Total Ground-Up Developments			53,228,000	102,359,000	155,587,000	4,425,000	151,162,000	—	666,477		76.5%	$16.12

Total Portfolio			316,378,000	1,289,171,000	1,605,549,000	207,895,000	1,397,654,000	538,948,000	14,866,910		91.3%	$12.09

Land Held For Future Expansion and/or Development:
Aston Center	PA	100%	800,000	29,000	829,000	—	829,000	—	6.20	acres
Halifax Commons	PA	100%	872,000	430,000	1,302,000	—	1,302,000	—	4.37	acres
Halifax Plaza	PA	100%	1,503,000	1,235,000	2,738,000	—	2,738,000	—	12.83	acres
Liberty Marketplace	PA	100%	1,564,000	40,000	1,604,000	—	1,604,000	—	15.51	acres
Maxatawny Marketplace	PA	100%	1,612,000	1,291,000	2,903,000	—	2,903,000	—	31.56	acres
Oregon Pike	PA	100%	2,283,000	115,000	2,398,000	—	2,398,000	—	11.20	acres
Shore Mall	NJ	100%	2,018,000	422,000	2,440,000	—	2,440,000	—	50.00	acres
The Brickyard	CT	100%	1,183,000	185,000	1,368,000	—	1,368,000	—	1.95	acres
Trexlertown Plaza	PA	100%	8,089,000	2,323,000	10,412,000	—	10,412,000	—	37.28	acres
Trindle Spring	NY	100%	1,148,000	278,000	1,426,000	—	1,426,000	—	2.10	acres
Wyoming	MI	100%	360,000	—	360,000	—	360,000	—	12.32	acres
Various projects in progress	N/A	100%	—	1,405,000	1,405,000	—	1,405,000	—	—	acres

Total Land Held For Future Expansion and/or Development:			21,432,000	7,753,000	29,185,000	—	29,185,000	—	185.31	acres

Total Carrying Value			$337,810,000	$1,296,924,000	$1,634,734,000	$207,895,000	$1,426,839,000	$538,948,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of June 30, 2011

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Jun 30,	Dec 31,	Int.	Jun 30,	Dec 31,
Property	Owned	Date	rate	2011	2010	rate	2011	2010
Fixed-rate mortgages:
Academy Plaza	100%	Mar 2013	7.3%	$9,018,000	$9,139,000	7.3%	$9,018,000	$9,139,000
Camp Hill Shopping Center	100%	Jan 2017	5.5%	65,000,000	65,000,000	5.5%	65,000,000	65,000,000
Carbondale Plaza	100%	May 2015	6.4%	4,908,000	4,951,000	6.4%	4,908,000	4,951,000
Carll’s Corner	100%	Nov 2012	5.6%	5,721,000	5,786,000	5.6%	5,721,000	5,786,000
Carman’s Plaza	100%	Oct 2016	6.3%	33,379,000	33,369,000	6.2%	33,500,000	33,500,000
Coliseum Marketplace	100%	Jul 2014	5.2%	11,837,000	11,970,000	6.1%	11,557,000	11,642,000
Colonial Commons	100%	Feb 2021	5.5%	27,949,000	—	5.5%	27,949,000	—
CVS at Bradford	100%	Mar 2017	5.2%	637,000	684,000	7.1%	607,000	649,000
CVS at Celina	100%	Jan 2020	5.2%	1,267,000	1,322,000	7.5%	1,166,000	1,210,000
CVS at Erie	100%	Nov 2018	5.2%	960,000	1,013,000	7.1%	904,000	950,000
CVS at Kinderhook	100%	Jul 2019	5.3%	2,402,000	2,429,000	5.3%	2,402,000	2,429,000
CVS at Portage Trail	100%	Aug 2017	5.0%	702,000	750,000	7.8%	654,000	694,000
East Chestnut	100%	Apr 2018	7.4%	1,828,000	1,882,000	5.2%	1,664,000	1,704,000
Elmhurst Square Shopping Center	100%	Dec 2014	5.4%	3,932,000	3,970,000	5.4%	3,932,000	3,970,000
Fairview Plaza	100%	Feb 2013	5.7%	5,312,000	5,370,000	5.7%	5,312,000	5,370,000
General Booth Plaza	100%	Aug 2013	5.2%	5,206,000	5,275,000	6.1%	5,118,000	5,166,000
Gold Star Plaza	100%	May 2019	6.0%	2,115,000	2,219,000	7.3%	2,030,000	2,123,000
Golden Triangle	100%	Feb 2018	6.0%	20,547,000	20,702,000	6.0%	20,547,000	20,702,000
Groton Shopping Center	100%	Oct 2015	6.2%	11,467,000	11,522,000	5.3%	11,753,000	11,843,000
Halifax Plaza	100%	Apr 2020	6.3%	4,213,000	4,252,000	6.3%	4,213,000	4,252,000
Hamburg Commons	100%	Oct 2016	6.1%	5,059,000	5,101,000	6.1%	5,059,000	5,101,000
Jordan Lane	100%	Dec 2015	5.5%	12,745,000	12,860,000	5.5%	12,745,000	12,860,000
Kempsville Crossing	100%	Aug 2013	5.2%	5,882,000	5,964,000	6.1%	5,783,000	5,841,000
King’s Plaza	100%	Jul 2014	6.0%	7,608,000	7,678,000	6.0%	7,608,000	7,678,000
Kingston Plaza	100%	Jul 2019	5.3%	3,094,000	3,128,000	5.3%	3,094,000	3,128,000
Kingston Plaza	100%	Jul 2019	5.3%	517,000	522,000	5.3%	517,000	522,000
LA Fitness Facility	100%	Jan 2013	5.4%	5,601,000	5,666,000	5.4%	5,601,000	5,666,000
Liberty Marketplace	100%	Jul 2014	5.2%	8,977,000	9,112,000	6.1%	8,766,000	8,865,000
Mechanicsburg Giant	100%	Nov 2014	5.2%	9,228,000	9,378,000	5.5%	9,138,000	9,274,000
Metro Square	100%	Nov 2029	7.5%	8,855,000	8,964,000	7.5%	8,855,000	8,964,000
Newport Plaza	100%	Jan 2015	6.0%	5,526,000	5,583,000	6.0%	5,526,000	5,583,000
Oak Ridge Shopping Center	100%	May 2015	5.5%	3,379,000	3,406,000	5.5%	3,379,000	3,406,000
Oakland Mills	100%	Jan 2016	5.5%	4,792,000	4,835,000	5.5%	4,792,000	4,835,000
Pine Grove Plaza	100%	Sep 2015	5.0%	5,632,000	5,688,000	5.0%	5,632,000	5,688,000
Port Richmond Village	100%	Aug 2013	6.5%	14,295,000	14,428,000	6.5%	14,295,000	14,428,000
Rite Aid at Massillon	100%	Jan 2020	5.0%	1,273,000	1,329,000	7.7%	1,156,000	1,200,000
Shore Mall	100%	Dec 2024	8.0%	207,000	228,000	8.0%	137,000	152,000
Smithfield Plaza	100%	Aug 2013	5.2%	3,346,000	3,387,000	6.1%	3,290,000	3,317,000
Smithfield Plaza	100%	May 2016	6.6%	6,843,000	6,877,000	6.2%	6,933,000	6,976,000
Suffolk Plaza	100%	Aug 2013	5.2%	4,421,000	4,488,000	6.1%	4,347,000	4,395,000
Swede Square	100%	Nov 2020	5.5%	10,521,000	10,588,000	` 5.5%	10,521,000	10,588,000
The Point	100%	Sep 2012	7.6%	16,547,000	16,807,000	7.6%	16,547,000	16,807,000
Timpany Plaza	100%	Jan 2014	5.6%	8,093,000	8,190,000	6.1%	7,991,000	8,067,000
Trexler Mall	100%	May 2014	5.4%	20,866,000	21,093,000	5.5%	20,781,000	20,993,000
Virginia Little Creek	100%	Aug 2013	5.2%	4,714,000	4,779,000	6.1%	4,634,000	4,680,000
Virginia Little Creek	100%	Sep 2021	5.2%	402,000	416,000	8.0%	356,000	367,000
Wal-Mart Center	100%	Nov 2014	5.1%	5,634,000	5,690,000	5.1%	5,634,000	5,690,000
Washington Center Shoppes	100%	Dec 2012	5.9%	8,387,000	8,452,000	5.9%	8,387,000	8,452,000
West Bridgewater	100%	Sep 2016	6.5%	10,717,000	10,776,000	6.2%	10,783,000	10,848,000
Yorktowne Plaza	100%	Jul 2014	6.1%	19,891,000	20,073,000	6.0%	19,908,000	20,092,000

				441,452,000	417,091,000		440,150,000	415,543,000

Homburg Joint Venture:
Aston Center	20%	Nov 2015	5.5%	12,435,000	12,561,000	5.9%	12,254,000	12,358,000
Ayr Town Center	20%	Jun 2015	5.5%	7,024,000	7,093,000	5.6%	6,991,000	7,056,000
Fieldstone Marketplace	20%	Jul 2014	5.4%	18,092,000	18,281,000	6.0%	17,804,000	17,945,000
Meadows Marketplace	20%	Nov 2016	5.6%	10,087,000	10,172,000	5.6%	10,087,000	10,172,000
Parkway Plaza	20%	May 2017	5.5%	14,300,000	14,300,000	5.5%	14,300,000	14,300,000
Pennsboro Commons	20%	Mar 2016	5.5%	10,674,000	10,769,000	5.5%	10,674,000	10,769,000
Scott Town Center	20%	Aug 2015	5.5%	8,468,000	8,538,000	4.9%	8,609,000	8,697,000
Spring Meadow Shopping Center	20%	Nov 2014	5.5%	12,307,000	12,441,000	5.9%	12,167,000	12,279,000
Stonehedge Square	20%	Jul 2017	6.2%	8,700,000	8,700,000	6.2%	8,700,000	8,700,000

				102,087,000	102,855,000		101,586,000	102,276,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of June 30, 2011

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Jun 30,	Dec 31,	Int.	Jun 30,	Dec 31,
Property	Owned	Date	rate	2011	2010	rate	2011	2010
PCP Joint Venture:
New London Mall	40%	Apr 2015	6.1%	26,236,000	26,087,000	4.9%	27,365,000	27,365,000
San Souci Plaza	40%	Dec 2016	6.2%	27,200,000	27,200,000	6.2%	27,200,000	27,200,000

				53,436,000	53,287,000		54,565,000	54,565,000

Other:
CVS at Naugatuck	50%	Nov 2019	5.3%	2,375,000	2,402,000	5.3%	2,375,000	2,402,000

Total Consolidated Joint Ventures				157,898,000	158,544,000		158,526,000	159,243,000

Total fixed-rate mortgages		4.7 years	5.8%	599,350,000	575,635,000		598,676,000	574,786,000

		[weighted average]
Variable-rate mortgages:
Shore Mall	100%	Sep 2011	5.9%	21,000,000	20,991,000
Upland Square	60%	Sep 2011	3.5%	63,768,000	62,577,000

Total variable-rate mortgages		0.2 years	4.1%	84,768,000	83,568,000

Total mortgages		4.2 years	5.6%	684,118,000	659,203,000

		[weighted average]
Secured revolving credit facilities (a):
Stabilized property facility	100%	Jan 2012	5.5%	64,035,000	29,535,000
Development property facility	100%	Jun 2012	2.5%	103,062,000	103,062,000

		0.8 years	3.6%	167,097,000	132,597,000

		[weighted average]

Total debt		3.5 year	5.2%	$851,215,000	$791,800,000

		[weighted average]
Pro rata share of consolidated debt				$736,296,000	$676,343,000

Mortgage loans payable — Cedar/RioCan joint venture:
Blue Mountain Commons	20%	Jul 2015	5.0%	$17,514,000	$17,646,000
Columbus Crossing	20%	Jun 2014	6.8%	16,657,000	16,815,000
Creekview Plaza	20%	Oct 2015	4.8%	14,291,000	14,398,000
Cross Keys Place	20%	Dec 2020	5.1%	14,502,000	14,600,000
Exeter Commons	20%	Aug 2020	5.3%	29,652,000	29,863,000
Franklin Village	20%	Nov 2011	4.8%	43,292,000	42,988,000
Gettysburg Marketplace	20%	Dec 2020	5.0%	10,842,000	10,918,000
Loyal Plaza	20%	Jun 2011	7.2%	14,800,000	12,456,000
Marlboro Crossroads	20%	Dec 2020	5.1%	6,828,000	6,875,000
Monroe Marketplace	20%	Oct 2015	4.8%	22,869,000	23,040,000
Montville Commons	20%	Jan 2021	5.8%	10,456,000	—
New River Valley	20%	Oct 2015	4.8%	15,014,000	15,127,000
Northland Center	20%	Dec 2020	5.0%	6,254,000	6,298,000
Northwoods Crossing	20%	Feb 2016	6.4%	14,367,000	—
Pitney Road Valley	20%	Oct 2015	4.8%	6,020,000	6,070,000
Shaw’s Plaza	20%	Mar 2014	6.0%	14,030,000	13,958,000
Stop & Shop Plaza	20%	Apr 2017	6.2%	6,948,000	6,992,000
Sunset Crossing	20%	Jul 2015	5.0%	4,200,000	4,231,000
Sunrise Plaza	20%	Oct 2015	4.8%	13,593,000	13,695,000
Town Square Plaza	20%	Jul 2015	5.0%	10,841,000	10,922,000
Towne Crossings	20%	Dec 2020	5.0%	10,377,000	10,450,000
York Marketplace	20%	Dec 2020	5.0%	15,948,000	16,058,000

Total mortgages loans payable — Cedar/RioCan joint venture				$319,295,000	$293,400,000

Pro rata share of total debt (managed properties)				$800,155,000	$735,023,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of June 30, 2011

Consolidated Properties
Maturity	Pro rata share of		Pro rata share of			Secured
schedule	Scheduled Amortization		Balloon Payments			revolving
by year	Company	JV Partners	Company		JV Partners	credit facilities (a)	Total

2011	$3,919,000	$589,000	$84,768,000	(b)	$—	$—	$89,276,000
2012	8,816,000	1,247,000	29,638,000		—	167,097,000	206,798,000
2013	7,891,000	1,441,000	54,945,000		—	—	64,277,000
2014	6,356,000	1,312,000	89,422,000		22,571,000	—	119,661,000
2015	5,075,000	952,000	61,475,000		36,783,000	—	104,285,000
2016	4,300,000	486,000	73,452,000		31,275,000	—	109,513,000
2017	3,030,000	151,000	64,774,000		17,184,000	—	85,139,000
2018	2,490,000	41,000	18,972,000		—	—	21,503,000
2019	2,105,000	36,000	5,630,000		892,000	—	8,663,000
2020	1,459,000	—	12,169,000		—	—	13,628,000
Thereafter	5,627,000	—	22,845,000		—	—	28,472,000

	$51,068,000	$6,255,000	$518,090,000		$108,705,000	$167,097,000	$851,215,000

Cedar/RioCan Joint Venture
Maturity	Pro rata share of		Pro rata share of
schedule	Scheduled Amortization		Balloon Payments
by year	Company	JV Partner	Company		JV Partner		Total

2011	$687,000	$2,747,000	8,700,000		34,799,000		$46,933,000	(c)
2012	835,000	3,338,000	—		—		4,173,000
2013	883,000	3,533,000	—		—		4,416,000
2014	870,000	3,482,000	5,941,000		23,763,000		34,056,000
2015	627,000	2,508,000	19,411,000		77,642,000		100,188,000
2016	2,946,000	11,789,000	—		—		14,735,000
2017	464,000	1,855,000	1,271,000		5,085,000		8,675,000
2018	465,000	1,861,000	—		—		2,326,000
2019	503,000	2,014,000	—		—		2,517,000
2020	253,000	1,012,000	15,758,000		63,034,000		80,057,000
Thereafter	—	—	4,244,000		16,975,000		21,219,000

	$8,533,000	$34,139,000	$55,325,000		$221,298,000		$319,295,000

Total Consolidated and Cedar/RioCan Joint Venture
Maturity	Pro rata share of		Pro rata share of			Secured
schedule	Scheduled Amortization		Balloon Payments			revolving
by year	Company	JV Partners	Company		JV Partners	credit facilities (a)	Total
2011	$4,606,000	$3,336,000	$93,468,000	(b)	$34,799,000	$—	$136,209,000
2012	9,651,000	4,585,000	29,638,000		—	167,097,000	210,971,000
2013	8,774,000	4,974,000	54,945,000		—	—	68,693,000
2014	7,226,000	4,794,000	95,363,000		46,334,000	—	153,717,000
2015	5,702,000	3,460,000	80,886,000		114,425,000	—	204,473,000
2016	7,246,000	12,275,000	73,452,000		31,275,000	—	124,248,000
2017	3,494,000	2,006,000	66,045,000		22,269,000	—	93,814,000
2018	2,955,000	1,902,000	18,972,000		—	—	23,829,000
2019	2,608,000	2,050,000	5,630,000		892,000	—	11,180,000
2020	1,712,000	1,012,000	27,927,000		63,034,000	—	93,685,000
Thereafter	5,627,000	—	27,089,000		16,975,000	—	49,691,000

	$59,601,000	$40,394,000	$573,415,000		$330,003,000	$167,097,000	$1,170,510,000

(a)	Includes $64.0 million applicable to the stabilized property credit facility, due in January 2012, as to which the Company has a one-year extension option.

(b)	Incudes $63.8 million of property-specific construction financing, due in September 2011, as to which the Company has a one-year extension option.

(c)	In August 2011, the Cedar/RioCan joint venture refinanced an existing $43.3 million mortgage maturing in November 2011, with a new fixed-rate mortgage maturing in 2016.

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Balance Sheet Information

			Mortgage
	Partners’	Real estate,	loans	Other assets/	Equity (a)
	percent	net	payable	liabilities,	Partners	Cedar (b)	Total
		As of June 30, 2011
Consolidated
Homburg	80%	$146,281,378	$(102,087,094)	$6,717,998	$50,119,799	$792,482	$50,912,282
PCP (c)	60%	68,157,578	(53,435,895)	(2,025,585)	7,567,001	5,129,097	12,696,098
Fameco I (e)	40%	85,467,733	(63,767,943)	4,517,791	1,048,000	25,169,581	26,217,581
Fameco II (f)	40%	42,001,093	—	(5,470,923)	—	36,530,171	36,530,171
Hirshland (g)	40%	10,784,429	—	2,673,490	(81,472)	13,539,390	13,457,919
Other	50%	2,637,660	(2,375,004)	209,779	61,036	411,398	472,435

		355,329,871	(221,665,937)	6,622,550	58,714,365	81,572,120	140,286,485
Held for Sale
WP Realty (d )	25%	10,174,835	—	(573,463)	1,584,183	8,017,189	9,601,372

		$365,504,706	$(221,665,937)	$6,049,088	$60,298,548	$89,589,309	$149,887,857

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$538,947,978	$(319,295,380)	8,775,368	$182,366,710	$46,061,257	$228,427,966

		As of March 31, 2011
Consolidated
Homburg	80%	$147,182,177	$(102,461,105)	$7,788,266	$51,405,291	$1,104,047	$52,509,338
PCP (c)	60%	68,776,468	(53,360,896)	(2,435,059)	7,755,623	5,224,891	12,980,514
Fameco I (e)	40%	83,735,743	(62,576,677)	4,751,554	1,048,000	24,862,620	25,910,620
Fameco II (f)	40%	41,898,129	—	(5,674,554)	—	36,223,576	36,223,576
Hirshland (g)	40%	10,779,241	—	2,549,933	(81,472)	13,410,646	13,329,174
Other	50%	2,655,315	(2,388,255)	186,235	53,370	399,925	453,295

		355,027,073	(220,786,933)	7,166,375	60,180,812	81,225,705	141,406,517
Held for Sale
WP Realty (d )	25%	10,376,569	—	(706,391)	1,555,548	8,114,629	9,670,177

		$365,403,642	$(220,786,933)	$6,459,984	$61,736,360	$89,340,334	$151,076,694

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$519,840,137	$(303,151,265)	82,218	$172,707,751	$44,063,339	$216,771,090

		As of Dec 31, 2010
Consolidated
Homburg	80%	$148,124,171	$(102,854,533)	$6,794,296	$51,045,013	$1,018,921	$52,063,934
PCP (c)	60%	69,593,133	(53,286,721)	(2,517,147)	8,239,944	5,549,321	13,789,265
Fameco I (e)	40%	84,098,391	(62,576,677)	4,480,970	1,048,000	24,954,684	26,002,684
Fameco II (f)	40%	41,856,342	—	(6,021,639)	—	35,834,704	35,834,704
Hirshland (g)	40%	10,879,740	—	2,340,226	(81,472)	13,301,438	13,219,966
Other	50%	2,672,971	(2,402,025)	196,089	51,947	415,088	467,035

		357,224,748	(221,119,956)	5,272,795	60,303,432	81,074,156	141,377,588
Held for Sale
WP Realty (d )	25%	9,500,000	—	227,951	1,745,835	7,982,116	9,727,951

		$366,724,748	$(221,119,956)	$5,500,746	$62,049,267	$89,056,272	$151,105,539

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$524,447,542	$(293,399,838)	(3,189,767)	$181,239,408	$46,618,529	$227,857,937

		As of Sep 30, 2010
Consolidated
Homburg	80%	$148,684,767	$(103,231,740)	$7,111,145	$51,499,952	$1,064,220	$52,564,172
PCP (c)	60%	70,465,928	(53,210,898)	(2,573,649)	8,764,044	5,917,336	14,681,380
Fameco I (e)	40%	83,052,603	(62,576,677)	5,304,809	1,048,000	24,732,734	25,780,734
Fameco II (f)	40%	41,920,446	—	(6,473,275)	—	35,447,172	35,447,172
Hirshland (g)	40%	10,944,986	—	2,335,041	(81,472)	13,361,499	13,280,027
Other	50%	2,690,626	(2,415,273)	241,353	68,578	448,128	516,706

		357,759,356	(221,434,588)	5,945,424	61,299,102	80,971,089	142,270,191
Held for Sale
WP Realty (d )	25%	19,049,571	—	(648,275)	3,938,288	14,463,008	18,401,296

		$376,808,927	$(221,434,588)	$5,297,149	$65,237,390	$95,434,097	$160,671,487

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$399,325,143	$(228,805,858)	9,909,439	$142,244,640	$38,184,084	$180,428,724

		As of June 30, 2010
Consolidated
Homburg	80%	$149,680,832	$(103,591,953)	7,503,955	52,393,045	1,199,789	53,592,834
PCP (c)	60%	71,631,534	(53,134,532)	(2,511,195)	9,548,936	6,436,871	15,985,807
Fameco I (e)	40%	83,214,297	(62,546,785)	4,751,025	1,048,000	24,370,539	25,418,539
Fameco II (f)	40%	41,849,185	—	(7,153,243)	—	34,695,942	34,695,942
Hirshland (g)	40%	10,836,209	—	2,241,243	(81,472)	13,158,924	13,077,452
Other	50%	2,708,282	(2,427,993)	250,767	73,561	457,495	531,056

		359,920,339	(221,701,263)	5,082,552	62,982,070	80,319,560	143,301,630
Held for Sale
WP Realty (d )	25%	19,136,079	—	(891,063)	3,975,103	14,269,914	18,245,017

		$379,056,418	$(221,701,263)	$4,191,489	$66,957,173	$94,589,474	$161,546,647

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$195,179,001	$(93,339,694)	6,740,006	$87,109,960	$21,469,083	$108,579,043

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Income Statement Information

		Property-level operations							Share of property net
	Partners’		Operating	Cedar	Net Operat-	Depreciation/	Non-op	Net income	income (loss) (a)
	percent	Revenues	expenses	mgt. Fees	ing income	amortization	inc/exp (i)	(loss) (j)	Partners	Cedar (b)
		Three months ended June 30, 2011
Consolidated
Homburg	80%	$3,861,325	$798,492	$143,807	$2,919,025	$1,034,055	$1,460,485	$424,485	$338,346	$86,139
PCP (c)	60%	1,905,329	499,849	59,022	1,346,457	722,513	855,281	(231,336)	(128,110)	(103,226)
Fameco I (e)	40%	1,604,810	357,506	30,493	1,216,811	434,749	735,563	46,499	—	46,499
Fameco II (f)	40%	706,482	220,642	12,321	473,519	182,662	—	290,857	—	290,857
Hirshland (g)	40%	193,940	29,006	—	164,934	43,970	—	120,964	—	120,964
Other	50%	126,878	61,576	—	65,302	17,655	32,314	15,333	7,666	7,666

		8,398,763	1,967,072	245,643	6,186,049	2,435,605	3,083,643	666,802	217,903	448,899
Held for sale
WP Realty (d )	25%	—	—	—	—	—	—	(955,949)	(239,869)	(716,080)

		$8,398,763	$1,967,072	$245,643	$6,186,049	$2,435,605	$3,083,643	$(289,147)	$(21,966)	$(267,181)

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$15,296,486	$3,125,725	483,037	$11,687,725	$5,177,480	5,535,316	$974,929	$779,943	$194,986

		Three months ended March 31, 2011
Consolidated
Homburg	80%	$4,081,616	$1,012,060	$135,610	$2,933,945	$1,036,670	$1,449,719	447,556	$359,278	$88,278
PCP (c)	60%	2,010,499	554,617	57,840	1,398,041	859,741	846,082	(307,782)	(195,358)	(112,424)
Fameco I (e)	40%	1,494,000	398,163	39,238	1,056,599	526,266	722,232	(191,899)	—	(191,899)
Fameco II (f)	40%	752,608	179,005	12,781	560,822	174,658	—	386,164	—	386,164
Hirshland (g)	40%	179,700	31,603	—	148,096	45,783	—	102,313	—	102,313
Other	50%	119,279	69,292	2,194	47,793	17,656	32,168	(2,031)	1,423	(3,454)

		8,637,702	2,244,740	247,663	6,145,296	2,660,774	3,050,201	434,321	165,343	268,978
Held for sale
WP Realty (d )	25%	—	—	—	—	—	—	(761,147)	(190,287)	(570,860)

		$8,637,702	$2,244,740	$247,663	$6,145,296	$2,660,774	$3,050,201	$(326,826)	$(24,944)	$(301,882)

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$15,973,375	$4,390,760	467,109	11,115,506	$4,962,972	4,533,056	1,619,478	$1,294,266	$325,212

		Three months ended Dec 31, 2010
Consolidated
Homburg	80%	$4,220,261	$778,987	$168,596	$3,272,678	$1,063,708	$1,485,962	723,008	$354,596	$368,412
PCP (c)	60%	2,019,341	500,703	56,803	1,461,835	909,002	864,493	(311,660)	(186,996)	(124,664)
Fameco I (e)	40%	1,513,015	513,883	25,090	974,041	387,375	652,994	(66,328)	—	(66,328)
Fameco II (f)	40%	672,939	134,298	—	538,641	170,039	—	368,602	—	368,602
Hirshland (g)	40%	184,642	48,477	—	136,165	46,960	—	89,205	—	89,205
Other	50%	107,785	54,403	3,789	49,593	17,656	33,041	(1,104)	(558)	(546)

		8,717,983	2,030,751	254,278	6,432,953	2,594,740	3,036,490	801,723	167,042	634,681
Held for sale
WP Realty (d )	25%	—	—	—	—	—	—	(8,765,032)	(2,192,453)	(6,572,579)

		$8,717,983	$2,030,751	$254,278	$6,432,953	$2,594,740	$3,036,490	$(7,963,309)	$(2,025,411)	$(5,937,898)

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$15,136,008	$2,947,349	416,038	11,772,621	$60,632,172	6,410,019	(700,570)	$(572,515)	$(128,055)

		Three months ended Sep 30, 2010
Consolidated
Homburg	80%	$3,857,958	$805,741	$139,931	$2,912,286	$1,137,983	$1,490,483	283,820	$226,795	$57,025
PCP (c)	60%	1,866,162	613,239	52,429	1,200,493	958,427	890,310	(648,244)	(388,947)	(259,297)
Fameco I (e)	40%	1,482,813	373,207	34,520	1,075,086	387,270	335,013	352,803	—	352,803
Fameco II (f)	40%	621,225	127,034	—	494,191	167,278	—	326,913	—	326,913
Hirshland (g)	40%	205,432	46,757	—	158,675	39,208	—	119,467	—	119,467
Other	50%	118,860	51,679	3,606	63,574	17,656	33,215	12,703	5,355	7,348

		8,152,450	2,017,657	230,486	5,904,305	2,707,822	2,749,021	447,462	(156,797)	604,259
Held for sale
WP Realty (d )	25%	—	—	—	—	—	—	(130,896)	(36,815)	(94,081)

		$8,152,450	$2,017,657	$230,486	$5,904,305	$2,707,822	$2,749,021	$316,566	$(193,612)	$510,178

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$6,811,918	$1,522,620	227,747	5,061,551	$1,665,214	$6,205,352	(2,809,015)	$(2,243,228)	$(565,787)

		Three months ended June 30, 2010
Consolidated
Homburg	80%	$3,906,284	$783,822	$155,689	$2,966,773	$1,055,807	$1,479,027	431,939	$345,654	$86,285
PCP (c)	60%	2,200,994	478,211	52,588	1,670,196	1,786,012	894,028	(1,009,844)	(421,540)	(588,304)
Fameco I (e)	40%	1,455,515	344,525	27,150	1,083,840	479,337	293,429	311,074	—	311,074
Fameco II (f)	40%	488,704	165,318	—	323,386	151,535	—	171,851	—	171,851
Hirshland (g)	40%	192,843	50,516	—	142,328	38,199	—	104,129	—	104,129
Other	50%	125,444	59,857	3,266	62,321	17,656	22,288	22,377	11,219	11,158

		8,369,784	1,882,249	238,693	6,248,844	3,528,546	2,688,772	31,526	(64,667)	96,193
Held for sale
WP Realty (d )	25%	—	—	—	—	—	—	(89,480)	(22,370)	(67,110)

		$8,369,784	$1,882,249	$238,693	$6,248,844	$3,528,546	$2,688,772	$(57,954)	$(87,037)	$29,083

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$5,160,630	$1,265,762	176,176	$3,718,692	$1,283,375	$1,414,724	$1,020,593	$827,137	$193,456

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
FFO and NOI Allocations

		Share of FFO (a)			Share of NOI (a)
	Partners’	Partners	Cedar (b)	Total	Partners	Cedar (b)	Total
	percent	Three months ended June 30, 2011			Three months ended June 30, 2011
Consolidated
Homburg	80%	$1,166,832	$291,708	$1,458,540	$2,335,220	$583,805	$2,919,025
PCP (c)	60%	294,706	196,471	491,177	807,874	538,583	1,346,457
Fameco I (e)	40%	—	481,248	481,248	—	1,216,811	1,216,811
Fameco II (f)	40%	—	473,519	473,519	—	473,519	473,519
Hirshland (g)	40%	—	168,745	168,745	—	164,934	164,934
Other	50%	16,494	16,494	32,988	32,651	32,651	65,302

		1,478,032	1,628,185	3,106,218	3,175,746	3,010,304	6,186,049
Held for Sale
WP Realty (d )	25%	(241,411)	(724,233)	(965,644)	—	—	—

		$1,236,621	$903,953	$2,140,574	$3,175,746	$3,010,304	$6,186,049

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$5,392,563	$1,348,141	$6,740,704	$9,350,180	$2,337,545	$11,687,725

		Three months ended March 31, 2011			Three months ended March 31, 2011
Consolidated
Homburg	80%	$1,187,381	$296,845	$1,484,226	$2,347,156	$586,789	$2,933,945
PCP (c)	60%	331,176	220,784	551,960	838,825	559,217	1,398,042
Fameco I (e)	40%	—	334,368	334,368	—	1,056,599	1,056,599
Fameco II (f)	40%	—	560,822	560,822	—	560,822	560,822
Hirshland (g)	40%	—	151,449	151,449	—	148,096	148,096
Other	50%	7,812	7,812	15,624	23,897	23,897	47,794

		1,526,369	1,572,080	3,098,449	3,209,878	2,935,420	6,145,298
Held for Sale
WP Realty (d )	25%	(190,287)	(570,860)	(761,147)	—	—	—

		$1,336,082	$1,001,220	$2,337,302	$3,209,878	$2,935,420	$6,145,298

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$5,392,563	$1,348,141	$6,740,704	$8,892,405	$2,223,101	$11,115,506

		Three months ended Dec 31, 2010			Three months ended Dec 31, 2010
Consolidated
Homburg	80%	$1,429,372	$357,343	$1,786,715	$2,618,142	$654,536	$3,272,678
PCP (c)	60%	358,405	238,937	597,342	877,101	584,734	1,461,835
Fameco I (e)	40%	—	321,047	321,047	—	974,041	974,041
Fameco II (f)	40%	—	538,642	538,642	—	538,642	538,642
Hirshland (g)	40%	—	136,165	136,165	—	136,165	136,165
Other	50%	8,273	8,273	16,546	24,796	24,796	49,592

		1,796,050	1,600,407	3,396,457	3,520,039	2,912,914	6,432,953
Held for Sale
WP Realty (d )	25%	(2,191,258)	(6,573,774)	(8,765,032)	—	—	—

		$(395,208)	$(4,973,367)	$(5,368,575)	$3,520,039	$2,912,914	$6,432,953

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$4,290,081	$1,072,520	$5,362,601	$9,418,096	$2,354,524	$11,772,620

		Three months ended Sep 30, 2010			Three months ended Sep 30, 2010
Consolidated
Homburg	80%	$1,137,442	$284,361	$1,421,803	$2,329,829	$582,457	$2,912,286
PCP (c)	60%	186,110	124,076	310,186	720,296	480,197	1,200,493
Fameco I (e)	40%	—	537,180	537,180	—	1,075,086	1,075,086
Fameco II (f)	40%	—	494,191	494,191	—	494,191	494,191
Hirshland (g)	40%	—	161,435	161,435	—	158,675	158,675
Other	50%	15,180	15,180	30,360	31,787	31,787	63,574

		1,338,732	1,616,423	2,955,155	3,081,912	2,822,393	5,904,305
Held for Sale
WP Realty (d )	25%	1,499	4,498	5,997	1,499	4,498	5,997

		$1,340,231	$1,620,921	$2,961,152	$3,083,411	$2,826,891	$5,910,302

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$(686,281)	$(228,760)	$(915,041)	$4,049,241	$1,012,310	$5,061,551

		Three months ended June 30, 2010			Three months ended June 30, 2010
Consolidated
Homburg	80%	$1,190,197	$297,549	$1,487,746	$2,373,418	$593,355	$2,966,773
PCP (c)	60%	465,701	310,467	776,168	1,002,118	668,078	1,670,196
Fameco I (e)	40%	—	552,994	552,994	—	1,083,840	1,083,840
Fameco II (f)	40%	—	323,386	323,386	—	323,386	323,386
Hirshland (g)	40%	—	145,023	145,023	—	142,328	142,328
Other	50%	20,017	20,017	40,034	31,161	31,161	62,322

		1,675,915	1,649,436	3,325,351	3,406,697	2,842,148	6,248,845
Held for Sale
WP Realty (d )	25%	10,298	30,894	41,192	10,298	30,894	41,192

		$1,686,213	$1,680,330	$3,366,543	$3,416,995	$2,873,042	$6,290,037

Unconsolidated (Managed)
Cedar/RioCan (h)	80%	$1,614,653	460,854	2,075,507	2,974,953	743,738	3,718,691

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Notes:

(a)
The Partners’ and Cedar’s respective shares of equity, net income and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of non-proportionate initial investments (per the respective joint venture agreements). Equity also includes net receivable/payable balances on open account between joint ventures and wholly-owned entities.

(b)
Includes limited partners’ share. Cedar’s equity in the Homburg joint venture includes the excess of the joint venture partner’s initial contribution over the underlying net book value of the properties owned prior to their contribution to the joint venture.

(c)	Cedar has a 40% interest in two joint ventures formed for the acquisitions of New London Mall and San Souci Plaza in January and February 2009, respectively.

(d)	Cedar has a 75% interest in a consolidated joint venture formed for the redevelopment/retenanting of a shopping center (Columbia Mall) in Bloombsburg, PA, which has been treated as “held for sale”.

(e)
Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of a shopping center (Upland Square) in Pottsgrove, PA, and is to receive a preferred rate of return on its investment, if earned.

(f)
Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of a shopping center (Crossroads II) in Stroudsburg, PA, and is to receive a preferred rate of return on its investment, if earned.

(g)
Cedar has a 60% interest in a consolidated joint venture formed for the acquisition, construction and development of a shopping center (Heritage Crossing) in Limerick, PA and is to receive a preferred rate of return on its investment, if earned.

(h)	Cedar has a 20% interest in the Cedar/RioCan joint venture, an unconsolidated joint venture which the Company manages. The joint venture owns 22 properties as of June 30, 2011.

(i)
Non-operating income and expense consists principally of interest expense and amortization of financing costs. With respect to the Cedar/RioCan joint venture, acquisition transaction costs were $790,000, $68,000, $2.6 million, $3.9 million and $0.6 million, respectively. The amounts for June 30,2011, December 31, 2010 and September 30, 2010 include$150,000, $0.9 million and $1.3 million, respectively, charged by Cedar.

(j)	Includes the net results of properties treated as “held for sale”.